SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 / 33-13247

SATURNA INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicole Trudeau, Esq.
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900

Date of fiscal year end: November 30, 2019
Date of reporting period: May 31, 2019

Item 1. Report To Shareowners

Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Sextant Mutual Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Sextant Mutual Funds at info@saturna.com.

Beginning on January 2, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Sextant Mutual Funds at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

SEXTANT
MUTUAL FUNDS

Semi-Annual Report

May 31, 2019

							Expense Ratio[1]

Average Annual Total Returns as of June 30, 2019	YTD	1 Year	3 Year	5 Year	10 Year	15 Year	Gross	Net

Sextant Short-Term Bond Fund (STBFX)	2.89%	4.33%	1.46%	1.35%	1.68%	2.30%	0.91%	0.60%
FTSE USBIG Govt/Corp 1-3 Year Index	2.69%	4.20%	1.57%	1.42%	1.55%	2.44%		n/a
Morningstar Short-Term Bond Category	3.20%	4.19%	1.97%	1.60%	2.48%	2.60%		n/a

Sextant Bond Income Fund (SBIFX)	7.41%	8.74%	2.56%	3.22%	4.40%	4.14%	0.84%	0.65%
FTSE US Broad Investment-Grade Bond Index	6.14%	7.91%	2.33%	2.95%	3.83%	4.34%		n/a
Morningstar Long-Term Bond Category	13.18%	13.09%	4.42%	5.38%	7.77%	6.56%		n/a

Sextant Core Fund (SCORX)	12.77%	9.77%	7.40%	4.15%	6.87%	n/a	0.88%
Dow Jones Moderate US Portfolio Index	12.03%	5.71%	7.96%	5.32%	8.71%	6.69%		n/a
Morningstar Allocation – 50% to 70% Equity Category	12.21%	5.73%	7.79%	5.04%	8.93%	6.20%		n/a

Sextant Global High Income Fund (SGHIX)	9.86%	8.60%	10.45%	4.24%	n/a	n/a	0.97%	0.75%
S&P Global 1200 Index	16.88%	6.96%	12.57%	7.27%	11.29%	7.71%		n/a
Morningstar World Allocation Category	10.40%	3.05%	6.23%	2.72%	7.13%	5.98%		n/a

Sextant Growth Fund Investor Shares (SSGFX)	22.30%	14.77%	16.43%	9.28%	12.29%	9.15%	0.92%

Sextant Growth Fund Z Shares (SGZFX)	22.50%	15.13%	n/a	n/a	n/a	n/a	0.70%
S&P 500 Index	18.54%	10.42%	14.22%	10.72%	14.70%	8.75%		n/a
Morningstar Large Growth Category	21.11%	10.02%	16.97%	11.33%	14.71%	9.07%		n/a

Sextant International Fund Investor Shares (SSIFX)	21.18%	17.88%	14.96%	6.00%	6.94%	7.67%	1.05%

Sextant International Fund Z Shares (SIFZX)	21.30%	18.14%	n/a	n/a	n/a	n/a	0.84%
MSCI EAFE Index	14.49%	1.60%	9.66%	2.74%	7.40%	5.84%		n/a
Morningstar Foreign Large Growth Category	18.29%	2.25%	9.63%	4.09%	8.20%	6.18%		n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Z Shares of Sextant Growth and International Funds began operations June 2, 2017.

A note about risk: Please see Notes to Financial Statements beginning on page 50 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

A Fund’s 30-Day Yield, sometimes referred to as “standardized yield” or “SEC yield,” is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund’s investment income rate, but may not equal the actual income distribution rate.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated March 27, 2019, and incorporate results for the fiscal year ended November 30, 2018. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds’ most recent fiscal period.

The S&P 500 Index is an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The MSCI EAFE Index is an international index focused on Europe, Australasia, and the Far East. The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world’s equity markets. The Dow Jones Moderate Portfolio Index is a broad-based index of stock and bond prices. The FTSE USBIG Govt/Corp Index 1-3 Year is a broad-based index of shorter-term investment grade US government and corporate bond prices. The FTSE US Broad Investment-Grade Bond Index is a broad-based index of medium and long-term investment grade bond prices. Investors cannot invest directly in the indices.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.sextantfunds.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	May 31, 2019	Semi-Annual Report

Fellow Shareowners:

For the six-month period ended May 31, 2019, overall assets of the Sextant Funds were up 15.81% to $167.3 million. For the one-year period ended May 31, 2019, all of our equity and hybrid funds outperformed their respective Morningstar categories (see page 7 for more details).

Securities markets provided positive returns over the six months ended May 31, 2019, and the Sextant Funds performed respectably compared to their indices. For the period, Sextant Growth Fund Investor Shares gained 3.97%, outperforming the S&P 500 Index’s return of 0.74%. The Sextant International Fund Investor Shares gained 11.57%, well outperforming the MSCI EAFE Index’s return of 2.83%. Sextant Core Fund gained 3.25%, outperforming the Dow Jones Moderate US Portfolio Index’s return of 3.02%. The Sextant Global High Income Fund gained 2.93%, outperforming the S&P Global 1200 Index which returned 1.68%, but underperforming the Bloomberg Barclays Global High Yield Corporate Index which returned 5.03%. The Sextant Bond Income Fund was up 7.12%, outperforming the FTSE USBIG Bond Index’s gain of 6.79%. The Sextant Short-Term Bond Fund gained 2.91%, modestly outperforming the FTSE USBIG Government/Corporate 1-3 Year Index which gained 2.89%.

The annualized expense ratios of the six no-12b-1 fee Sextant Fund share classes range from 0.60% to 0.87%. Saturna Capital helped by paying to cap expenses for the Sextant Global High Income, Sextant Short-Term, and Sextant Bond Income Funds.

Strong 2019 Following Mixed 2018

Markets swung with abandon during the year, as euphoria melting to caution brought volatility and doubt. Emerging markets, led by China, suffered as the dollar surged and trade battles commenced. Wars were mostly fought with money, not arms. Global prices for carbon fuels (coal, oil, gas) are weak, as US shale production surges and demand softens. Lower taxes and interest rates are stimulating high employment, especially in technology, while the global supply chain is being rattled by trade revamps.

While it’s impossible to predict the future, we believe our portfolios are well-positioned for positive or negative economic developments given our focus on low debt, cash generative, high quality companies led by excellent management teams. Such characteristics can be defensive in the event of a downturn.

Morningstar Awards Sextant Top Sustainability Ratings

The Morningstar Sustainability Rating™ for funds gives investors around the world a way to compare fund portfolios based on a standardized measure of sustainability. These ratings are calculated using fund holdings data underpinned with company-level environmental, social, and governance (ESG) information from Sustainalytics, a leading provider of ESG research. Of the four Sextant funds Morningstar rated, Sextant International received the top “5 Globe” Sustainability Rating, while Sextant Growth, Sextant Core, and Sextant Short-Term Bond each received a “4 Globe” above average rating, reflecting Saturna Capital’s emphasis on sustainability when making portfolio investment decisions. Investors are cautioned, however, that more than 200 vendors offer “sustainable” investments data, and that no single global measurement prevails. See page 5 for the details.

At Saturna, we’ve developed a proprietary algorithm based on similar criteria. We believe this internal research further separates the companies we invest in from the fray. It seems to us (and is evidenced by the performance) that companies with long-view game plans serve all stakeholders, and especially long-term investors, better than their short-term, quarterly-return-obsessed competitors.

Going Forward

The 1960s and the 1990s were decades of nearly uninterrupted economic growth and the 2010s are now looking to stake their longevity claim. The last time the economy contracted for two consecutive quarters (the standard definition of a recession) was in the first two quarters of 2009, and current conditions appear

May 31, 2019	Semi-Annual Report	3

buoyant. Despite record low unemployment rates, inflation remains subdued, while corporate profitability and consumer confidence are robust.

At this point, the greatest risk to continued economic buoyancy appears to be trade friction, a development that could spin out of control or be contained rather easily with greater flexibility. Economic policies can and do change frequently.

An extraordinary era of low interest rates fueled upward moves in economies and markets. The US economy is in a “goldilocks” phase, with employment for those who want it, and little need for more government stimulus. We must be vigilant in the coming months for signs of a recession – we believe a riskier period looms ahead.

The Sextant Funds continue to offer investors a broad mix of investment vehicles: growth equities, international exposure, and a blended portfolio, plus global high-income, short-term, and long-term fixed-income options. This array of portfolios serves our investors in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital. Please review the following pages for more in-depth information about each Fund.

Respectfully,

(photo omitted)

Jane Carten,

President

(photo omitted)

Gary Goldfogel,

Independent Board Chairman

Sextant Funds Portfolio Management

(photo omitted)	Nicholas Kaiser MBA, CFA® Sextant International Fund Portfolio Manager	(photo omitted)	Phelps McIlvaine Sextant Short-Term Bond Fund Sextant Bond Income Fund Sextant Core Fund Portfolio Manager

(photo omitted)	Scott Klimo CFA® Sextant Growth Fund Portfolio Manager Sextant International Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Sextant Global High Income Fund Portfolio Manager

(photo omitted)	Patrick Drum MBA, CFA®, CFP® Sextant Short-Term Bond Fund Sextant Bond Income Fund Sextant Global High Income Fund Deputy Portfolio Manager	(photo omitted)	Christopher Paul MBA, CFA® Sextant Core Fund Portfolio Manager

4	May 31, 2019	Semi-Annual Report

Morningstar Sustainability Ratings™	As of May 31, 2019

At Saturna Capital, we describe ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar partners with leading ESG research firm Sustainalytics to publish the Morningstar Sustainability Rating™ – here are Sextant Funds’ recent results:

Sextant International Fund		Sextant Short-Term Bond Fund

Investor Shares (SSIFX)	Ø Ø Ø Ø Ø	STBFX	Ø Ø Ø Ø Ø

Z Shares (SIFZX)	Ø Ø Ø Ø Ø

4th percentile among 398 Foreign Large Blend Funds		20th percentile among 481 Short-Term Bond Funds

Sextant Growth Fund		Sextant Core Fund

Investor Shares (SSGFX)	Ø Ø Ø Ø Ø	SCORX	Ø Ø Ø Ø Ø

Z Shares (SGZFX)	Ø Ø Ø Ø Ø

20th percentile among 1,229 Large Growth Funds		19th percentile among 688 Allocation 50%-70% Equity Funds

The Sextant Bond Income and Sextant Global High Income Funds were not rated by Morningstar for the period.

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating (“Star Rating”).

© 2019 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings and Portfolio Sustainability Scores are as of May 31, 2019. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio are managing their environmental, social, and governance (“ESG”) risks and opportunities relative to the fund’s Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund’s rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date.

The Funds were rated on the following percentages of Assets Under Management:

Sextant International Fund	76%
Sextant Core Fund	76%
Sextant Short-Term Bond Fund	68%
Sextant Growth Fund	99%

The Funds’ portfolios are actively managed and are subject to change, which may result in different Morningstar Sustainability Scores and Ratings.

% Rank in Category is the fund’s percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

May 31, 2019	Semi-Annual Report	5

Morningstar Carbon Metrics	As of March 31, 2019

Sextant Growth Fund	Sextant International Fund

Morningstar carbon metrics are asset-weighted portfolio calculations based on their Sustainalytics subsidiary’s carbon-risk research. Based on two of these metrics – Carbon Risk Score and Fossil Fund Involvement % – funds may receive the Low Carbon designation, which allows investors to easily identify low-carbon funds within the global universe.

The portfolio Carbon Risk Score is a number between 0 and 100 (a lower score is better). A portfolio’s Carbon Risk Score is the asset-weighted sum of the carbon risk scores of its holdings, averaged over the trailing 12 months. The carbon risk of a company is Sustainalytics’ evaluation of the degree to which a firm’s activities and products are aligned with the transition to a low-carbon economy. The assessment includes carbon intensity, fossil fuel involvement, stranded assets exposure, mitigation strategies, and green product solutions.

Fossil Fuel Involvement % is the portfolio’s asset-weighted percentage exposure to fossil fuels, averaged over the trailing 12 months. Companies with fossil fuel involvement are defined as these in the following subindustries: Thermal Coal Extraction, Thermal Coal Power Generation, Oil & Gas Production, Oil & Gas Power Generation, and Oil and Gas Products and Services.

To receive the Low Carbon designation a fund must have Carbon Risk Score below 10 and a Fossil Fuel Involvement % of less than 7% of assets. For these metrics to be calculated, at least 67% of a portfolio’s assets must be covered by Sustainalytics company carbon-risk research. All Morningstar carbon metrics are calculated quarterly.

Sextant Growth Fund was rated on 94% and Sextant International Fund was rated on 88% of assets under management.

 (photo omitted)

On the cover: Mo’orea, French Polynesia.

Photo by Elizabeth Alm.

6	May 31, 2019	Semi-Annual Report

							Expense Ratio[1]

Average Annual Total Returns as of May 31, 2019	YTD	1 Year	3 Year	5 Year	10 Year	15 Year	Gross	Net

Sextant Short-Term Bond Fund (STBFX)	2.14%	3.48%	1.37%	1.18%	1.62%	2.26%	0.91%	0.60%
FTSE USBIG Govt/Corp 1-3 Year Index	2.14%	3.65%	1.58%	1.30%	1.51%	2.40%		n/a
Morningstar Short-Term Bond Category	2.58%	3.58%	1.99%	1.49%	2.50%	2.57%		n/a

Sextant Bond Income Fund (SBIFX)	5.54%	6.25%	2.95%	2.87%	4.43%	4.06%	0.84%	0.65%
FTSE US Broad Investment-Grade Bond Index	4.84%	6.41%	2.51%	2.71%	3.77%	4.30%		n/a
Morningstar Long-Term Bond Category	9.93%	9.11%	4.78%	4.88%	7.85%	6.43%		n/a

Sextant Core Fund (SCORX)	7.58%	4.23%	5.85%	3.47%	6.37%	n/a	0.88%
Dow Jones Moderate US Portfolio Index	7.29%	0.97%	6.71%	4.80%	8.27%	6.50%		n/a
Morningstar Allocation – 50% to 70% Equity Category	7.61%	1.37%	6.40%	4.46%	8.51%	6.00%		n/a

Sextant Global High Income Fund (SGHIX)	5.07%	3.59%	9.84%	3.59%	n/a	n/a	0.97%	0.75%
S&P Global 1200 Index	9.68%	0.19%	9.91%	6.28%	10.50%	7.39%		n/a
Morningstar World Allocation Category	6.06%	-1.72%	5.02%	2.15%	6.79%	5.87%		n/a

Sextant Growth Fund Investor Shares (SSGFX)	13.20%	7.18%	12.75%	7.94%	11.46%	8.62%		0.92%
Sextant Growth Fund Z Shares (SGZFX)	13.36%	7.50%	n/a	n/a	n/a	n/a		0.70%
S&P 500 Index	10.74%	3.78%	11.72%	9.65%	13.93%	8.39%		n/a
Morningstar Large Growth Category	13.46%	3.77%	13.86%	10.38%	13.97%	8.72%		n/a

Sextant International Fund Investor Shares (SSIFX)	16.42%	11.83%	13.35%	6.04%	6.46%	7.58%		1.05%
Sextant International Fund Z Shares (SIFZX)	16.54%	12.16%	n/a	n/a	n/a	n/a		0.84%
MSCI EAFE Index	8.05%	-5.26%	6.35%	1.75%	6.71%	5.59%		n/a
Morningstar Foreign Large Growth Category	11.33%	-5.13%	6.76%	3.07%	7.35%	5.83%		n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated March 27, 2019, and incorporate results for the fiscal year ended November 30, 2018. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods.

May 31, 2019	Semi-Annual Report	7

Sextant Short-Term Bond Fund

Performance Summary

Average Annual Total Returns as of May 31, 2019

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Short-Term Bond Fund	3.48%	1.18%	1.62%	0.91%

FTSE USBIG Govt/Corp 1-3 Year Index	3.65%	1.30%	1.51%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2008, to an identical amount invested in the FTSE USBIG Govt/Corp 1-3 Year Index, a broad-based index of shorter-term investment grade US government and corporate bond prices. The graph shows that an investment in the Fund would have risen to $11,744 versus $11,658 in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 27, 2019, and incorporates results for the fiscal year ended November 30, 2018, before fee waivers. The actual expense ratio, shown in the most recent prospectus after fee waivers was 0.60%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Top 10 Holdings

% of Total Net Assets

United States Treasury Note (3.625% due 02/15/2021)	8.6%

United States Treasury Note (2.50% due 08/15/2023)	4.8%

United States Treasury Note (2.875% due 10/31/2020)	4.7%

McCormick & Co. (2.70% due 08/15/2022)	4.7%

Honeywell International (4.25% due 03/01/2021)	4.3%

Burlington Northern Santa Fe (3.05% due 09/01/2022)	3.8%

AvalonBay Communities (2.85% due 03/15/2023)	3.8%

Gilead Sciences (2.55% due 09/01/2020)	3.7%

3M (2.00% due 06/26/2022)	3.7%

Qualcomm (2.60% due 01/30/2023)	3.7%

Portfolio Diversification

% of Total Net Assets

US Treasury Notes	24.3%	∎
Technology	15.2%	∎
Health Care	13.3%	∎
Financials	12.1%	∎
Consumer Staples	10.4%	∎
Industrials	10.1%	∎
Consumer Discretionary	5.6%	∎
Materials	3.7%	∎
Other Assets (net of liabilities)	5.3%	∎

8	May 31, 2019	Semi-Annual Report

Sextant Short-Term Bond Fund

Schedule of Investments				As of May 31, 2019

Corporate Bonds – 70.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

Alibaba Holding Group	3.125% due 11/28/2021	$350,000	$353,369	3.3%

Ford Motor Credit	3.157% due 08/04/2020	250,000	249,701	2.3%

			603,070	5.6%

Consumer Staples

Church & Dwight	2.875% due 10/01/2022	260,000	262,175	2.4%

Estee Lauder	2.35% due 08/15/2022	350,000	349,484	3.3%

McCormick & Co.	2.70% due 08/15/2022	500,000	499,502	4.7%

			1,111,161	10.4%

Financials

AvalonBay Communities	2.85% due 03/15/2023	400,000	402,818	3.8%

Camden Property Trust	4.625% due 06/15/2021	275,000	284,274	2.6%

Jefferies Group	8.50% due 07/15/2019	265,000	266,626	2.5%

Paccar Financial	2.05% due 11/13/2020	350,000	348,810	3.2%

			1,302,528	12.1%

Health Care

AbbVie	2.50% due 05/14/2020	250,000	249,366	2.3%

Astrazeneca	2.375% due 01/16/2020	155,000	154,693	1.4%

Celgene	2.25% due 08/15/2021	300,000	298,078	2.8%

Gilead Sciences	2.55% due 09/01/2020	400,000	400,403	3.7%

Teva Pharmaceutical	3.65% due 11/10/2021	350,000	327,250	3.1%

			1,429,790	13.3%

Industrials

Burlington Northern Santa Fe	3.05% due 09/01/2022	400,000	406,433	3.8%

CSX Corporation	4.25% due 06/01/2021	350,000	360,057	3.4%

Emerson Electric	4.875% due 10/15/2019	310,000	312,394	2.9%

			1,078,884	10.1%

Materials

3M	2.00% due 06/26/2022	400,000	397,334	3.7%

			397,334	3.7%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	9

Sextant Short-Term Bond Fund

Schedule of Investments				As of May 31, 2019

Corporate Bonds – 70.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Technology

Adobe Systems	4.75% due 02/01/2020	$379,000	$384,323	3.6%

Honeywell International	4.25% due 03/01/2021	450,000	464,547	4.3%

Juniper Networks	4.60% due 03/15/2021	375,000	387,781	3.6%

Qualcomm	2.60% due 01/30/2023	400,000	396,315	3.7%

			1,632,966	15.2%

Total Corporate Bonds		7,519,000	7,555,733	70.4%

Government Bonds – 24.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

United States Treasury Notes

United States Treasury Note	2.875% due 10/31/2020	$500,000	$505,410	4.7%

United States Treasury Note	2.625% due 05/15/2021	355,000	359,424	3.4%

United States Treasury Note	3.625% due 02/15/2021	900,000	924,047	8.6%

United States Treasury Note	2.50% due 08/15/2023	500,000	511,426	4.8%

United States Treasury Note	2.00% due 09/30/2020	300,000	299,543	2.8%

			2,599,850	24.3%

Total investments	(Cost = 10,133,267)		10,155,583	94.7%

Other assets (net of liabilities)			571,352	5.3%

Total net assets			$10,726,935	100.0%

Bond Quality Diversification

% of Total Net Assets

Rated “AAA”	24.3%	∎
Rated “AA-”	3.7%	∎
Rated “A+”	13.6%	∎
Rated “A”	14.5%	∎
Rated “A-”	9.8%	∎
Rated “BBB+”	9.8%	∎
Rated “BBB”	13.4%	∎
Rated “BBB-”	2.5%	∎
Rated “BB”	3.1%	∎
Other assets (net of liabilities)	5.3%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

10	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities

As of May 31, 2019

Assets

Investments in securities, at value (Cost $10,133,267)	$10,155,583

Cash	491,082

Interest receivable	83,353

Prepaid expenses	4,844

Receivable for Fund shares sold	1,115

Total assets	10,735,977

Liabilities

Payable for Fund shares redeemed	5,000

Accrued advisory fees	2,241

Accrued retirement plan custodial fees	1,430

Accrued Chief Compliance Officer expenses	322

Distributions payable	49

Total liabilities	9,042

Net Assets	$10,726,935

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$10,722,664

Total distributable earnings	4,271

Net assets applicable to Fund shares outstanding	$10,726,935

Fund shares outstanding	2,128,039

Net asset value, offering, and redemption price per share	$5.04

Statement of Operations

Period ended May 31, 2019

Investment income

Interest income	$123,347

Total investment income	123,347

Expenses

Investment adviser fees	26,244

Filing and registration fees	9,662

Audit fees	3,412

Retirement plan custodial fees	1,768

Chief Compliance Officer expenses	1,310

Trustee fees	1,236

Printing and postage	1,040

Other expenses	660

Legal fees	338

Custodian fees	224

Total gross expenses	45,894

Less adviser fees waived	(14,070)

Less custodian fee credits	(185)

Net expenses	31,639

Net investment income	$91,708

Net realized loss from investments	$(4,122)

Net increase in unrealized appreciation on investments	221,591

Net gain on investments	$217,469

Net increase in net assets resulting from operations	$309,177

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	11

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Period ended May 31, 2019	Year ended Nov. 30, 2018

Increase (decrease) in net assets from operations

From operations

Net investment income	$91,708	$147,275

Net realized loss on investment	(4,122)	(16,794)

Net increase (decrease) in unrealized appreciation	221,591	(110,471)

Net increase in net assets	309,177	20,010

Distributions to shareowners	(91,708)	(150,192)

Capital share transactions

Proceeds from sales of shares	722,666	974,206

Value of shares issued in reinvestment of dividends	91,239	150,567

Cost of shares redeemed	(580,035)	(1,423,649)

Total capital share transactions	233,870	(298,876)

Total increase (decrease) in net assets	451,339	(429,058)

Net assets

Beginning of period	10,275,596	10,704,654

End of period	$10,726,935	$10,275,596

Shares of the Fund sold and redeemed

Number of shares sold	145,008	196,541

Number of shares issued in reinvestment of dividends	18,213	30,411

Number of shares redeemed	(116,347)	(286,428)

Net increase (decrease) in number of shares outstanding	46,874	(59,476)

Financial Highlights	For period ended	For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2019	2018		2017	2016		2015	2014

Net asset value at beginning of period	$4.94	$5.00		$5.02	$5.02		$5.04	$5.05

Income from investment operations

Net investment income	0.04	0.07		0.06	0.05		0.05	0.06

Net gains (losses) on securities (both realized and unrealized)	0.10	(0.06)		(0.02)	0.00	A	(0.02)	(0.01)

Total from investment operations	0.14	0.01		0.04	0.05		0.03	0.05

Less distributions

Dividends (from net investment income)	(0.04)	(0.07)		(0.06)	(0.05)		(0.05)	(0.06)

Capital gains distribution	-	(0.00	)A	-	-		-	-

Total distributions	(0.04)	(0.07)		(0.06)	(0.05)		(0.05)	(0.06)

Net asset value at end of period	$5.04	$4.94		$5.00	$5.02		$5.02	$5.04

Total returnB	2.91%	0.26%		0.87%	1.06%		0.67%	0.94%

Ratios / supplemental data

Net assets ($000), end of period	$10,727	$10,276		$10,705	$10,326		$7,488	$7,674

Ratio of expenses to average net assets

Before fee waivers and custodian fee creditsC	0.87%	0.91%		1.01%	1.15%		1.21%	1.29%

After fee waiversC	0.61%	0.61%		0.68%	0.76%		0.76%	0.76%

After fee waivers and custodian fee creditsC	0.60%	0.60%		0.68%	0.75%		0.75%	0.75%

Ratio of net investment income after fee waivers and custodian fee credits to average net assetsC	1.75%	1.44%		1.26%	1.05%		1.06%	1.14%

Portfolio turnover rateB	11%	36%		31%	11%		13%	14%

A	Amount is less than $0.01
B	Not Annualized for periods less than one year.
C	Annualized for periods less than one year.

12	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Performance Summary

Average Annual Total Returns as of May 31, 2019

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Bond Income Fund	6.25%	2.87%	4.43%	0.84%

FTSE US Broad Investment-Grade Bond Index	6.41%	2.71%	3.77%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2008, to an identical amount invested in the FTSE US Broad Investment-Grade Bond Index, a broad-based index of medium and long-term investment grade bond prices. The graph shows that an investment in the Fund would have risen to $15,420 versus $14,482 in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 27, 2019, and incorporates results for the fiscal year ended November 30, 2018, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Bond Income Fund is current income.

Top 10 Holdings

% of Total Net Assets

United States Treasury Note (3.625% due 02/15/2021)	9.4%

United States Treasury Bond (5.375% due 02/15/2031)	4.7%

Apple (4.50% due 02/23/2036)	3.4%

Microsoft (4.20% due 11/03/2035)	3.4%

Intel (4.00% due 12/15/2032)	3.4%

Burlington Northern Santa Fe (5.05% due 03/01/2041)	3.2%

United States Treasury Note (2.125% due 06/30/2021)	2.9%

United Technologies Corp (6.05% due 06/01/2036)	2.7%

United States Treasury Bond (6.125% due 08/15/2029)	2.7%

Puget Sound Energy (7.02% due 12/01/2027)	2.7%

Portfolio Diversification

% of Total Net Assets

Government Bonds	26.3%	∎
Health Care	12.1%	∎
Municipal Bonds	11.7%	∎
Technology	10.2%	∎
Industrials	9.5%	∎
Financials	6.6%	∎
Energy	6.1%	∎
Utilities	5.8%	∎
Consumer Discretionary	4.7%	∎
Consumer Staples	2.2%	∎
Other assets (net of liabilities)	4.8%	∎

Semi-Annual Report	May 31, 2019	13

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2019

Corporate Bonds – 57.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

Lowe’s	5.80% due 10/15/2036	$250,000	$291,120	2.5%

VF	6.00% due 10/15/2033	200,000	249,269	2.2%

			540,389	4.7%

Consumer Staples

Unilever Capital	5.90% due 11/15/2032	200,000	256,513	2.2%

			256,513	2.2%

Energy

Baker Hughes	6.875% due 01/15/2029	100,000	124,441	1.1%

Canadian Natural Resources	6.45% due 06/30/2033	225,000	277,187	2.4%

Statoil	7.15% due 01/15/2029	224,000	297,314	2.6%

			698,942	6.1%

Financials

Affiliated Managers Group	3.50% due 08/01/2025	250,000	255,974	2.2%

Bank Of New York Mellon MTN	3.30% due 08/23/2029	250,000	251,190	2.2%

UBS AG Stamford CT	7.75% due 09/01/2026	200,000	248,103	2.2%

			755,267	6.6%

Health Care

Becton Dickinson	6.70% due 08/01/2028	240,000	287,754	2.5%

Johnson & Johnson	4.95% due 05/15/2033	226,000	274,211	2.4%

Medtronic Inc	4.375% due 03/15/2035	260,000	288,968	2.5%

Merck & Co.	6.50% due 12/01/2033	215,000	295,137	2.6%

Teva Pharmaceutical	3.65% due 11/10/2021	250,000	233,750	2.1%

			1,379,820	12.1%

Industrials

Boeing	6.125% due 02/15/2033	215,000	275,614	2.4%

Burlington Northern Santa Fe	5.05% due 03/01/2041	310,000	361,012	3.2%

Deere & Co.	8.10% due 05/15/2030	95,000	133,059	1.2%

United Technologies	6.05% due 06/01/2036	250,000	309,911	2.7%

			1,079,596	9.5%

Continued on next page.

14	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2019

Corporate Bonds – 57.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Technology

Apple	4.50% due 02/23/2036	$350,000	$392,635	3.4%

Intel	4.00% due 12/15/2032	360,000	382,639	3.4%

Microsoft	4.20% due 11/03/2035	350,000	390,344	3.4%

			1,165,618	10.2%

Utilities

Entergy Louisiana	5.40% due 11/01/2024	200,000	226,674	2.0%

Florida Power & Light	5.95% due 10/01/2033	100,000	129,280	1.1%

Puget Sound Energy	7.02% due 12/01/2027	237,000	301,838	2.7%

			657,792	5.8%

Total Corporate Bonds			$6,533,937	57.2%

Government Bonds – 26.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Foreign Government Bonds

Quebec Canada Yankee	7.125% due 02/09/2024	$175,000	$211,775	1.8%

			211,775	1.8%

United States Treasury Bonds

United States Treasury Bond	5.25% due 02/15/2029	170,000	216,046	1.9%

United States Treasury Bond	6.125% due 08/15/2029	225,000	306,642	2.7%

United States Treasury Bond	6.25% due 05/15/2030	75,000	104,748	0.9%

United States Treasury Bond	5.375% due 02/15/2031	400,000	531,344	4.7%

United States Treasury Bond	3.125% due 11/15/2041	145,000	160,451	1.4%

United States Treasury Bond	3.375% due 11/15/2048	60,000	69,867	0.6%

			1,389,098	12.2%

United States Treasury Notes

United States Treasury Note	3.625% due 02/15/2021	1,040,000	1,067,787	9.4%

United States Treasury Note	2.125% due 06/30/2021	330,000	331,212	2.9%

			1,398,999	12.3%

Total Government Bonds			$2,999,872	26.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	15

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2019

Municipal Bonds – 11.7%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Blaine Co. ID SCD #61 Hailey	5.25% due 08/01/2020	$250,000	$258,310	2.3%

Idaho Hsg & Fin GARVEE BAB A-2	5.379% due 07/15/2020	180,000	185,137	1.6%

San Marcos Texas ULTD GO BAB	6.028% due 08/15/2030	200,000	208,298	1.8%

Springville UT GO BAB	5.30% due 05/01/2031	240,000	246,262	2.2%

			898,007	7.9%

Municipal Leases

Johnson Co KS Bldg Ls/Pr RevBAB	4.60% due 09/01/2026	250,000	255,042	2.2%

Oklahoma City Fin Auth Ed Lease Rev	6.60% due 09/01/2022	160,000	179,946	1.6%

			434,988	3.8%

Total Municipal Bonds			$1,332,995	11.7%

Total investments	(Cost = $10,482,444)		$10,866,804	95.2%

Other assets (net of liabilities)			547,186	4.8%

Total net assets			$11,413,990	100.0%

Bond Quality Diversification

% of Total Net Assets

Rated “AAA”	32.5%	∎
Rated “AA+”	3.4%	∎
Rated “AA”	8.9%	∎
Rated “AA-”	4.4%	∎
Rated “A+”	8.8%	∎
Rated “A”	14.6%	∎
Rated “A-”	8.2%	∎
Rated “BBB+”	9.8%	∎
Rated “BBB”	2.5%	∎
Rated “BB”	2.1%	∎
Other assets (net of liabilities)	4.8%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

16	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Statement of Assets and Liabilities

As of May 31, 2019

Assets

Investments in securities, at value (Cost $10,482,444)	$10,866,804

Cash	822,057

Interest receivable	126,640

Prepaid expenses	4,872

Receivable for Fund shares sold	1,581

Insurance reserve premium	401

Total assets	11,822,355

Liabilities

Payable for security purchases	402,848

Accrued advisory fees	3,769

Accrued retirement plan custodial fees	1,207

Accrued Chief Compliance Officer expenses	274

Distributions Payable	262

Payable for Fund shares redeemed	5

Total liabilities	408,365

Net assets	$11,413,990

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$11,068,221

Total distributable earnings	345,769

Net assets applicable to Fund shares outstanding	$11,413,990

Fund shares outstanding	2,213,616

Net asset value, offering, and redemption price per share	$5.16

Statement of Operations

Period ended May 31, 2019

Investment income

Interest income	$196,105

Total investment income	196,105

Expenses

Investment adviser fees	29,853

Filing and registration fees	6,333

Audit fees	3,187

Retirement plan custodial fees	1,444

Chief Compliance Officer expenses	1,251

Trustee fees	1,222

Printing and postage	1,055

Other expenses	798

Legal fees	309

Custodian fees	229

Total gross expenses	45,681

Less adviser fees waived	(11,351)

Less custodian fee credits	(188)

Net expenses	34,142

Net investment income	$161,963

Net realized gain from investments	$7,550

Net increase in unrealized appreciation on investments	566,126

Net gain on investments	$573,676

Net increase in net assets resulting from operations	$735,639

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	17

Sextant Bond Income Fund

Statements of Changes in Net Assets	Period ended May 31, 2019	Year ended November 30, 2018

Increase in net assets from operations

From operations

Net investment income	$161,963	$309,853

Net realized loss on Investments	7,550	-

Net increase (decrease) in unrealized appreciation	566,126	(480,051)

Net increase (decrease) in net assets	735,639	(170,198)

Distributions to shareowners	(161,963)	(309,851)

Capital share transactions

Proceeds from sales of shares	1,004,887	3,232,820

Value of shares issued in reinvestment of dividends	160,372	306,251

Cost of shares redeemed	(1,257,984)	(1,621,814)

Total capital share transactions	(92,725)	1,917,257

Total increase in net assets	480,951	1,437,208

Net assets

Beginning of period	10,933,039	9,495,831

End of period	$11,413,990	$10,933,039

Shares of the Fund sold and redeemed

Number of shares sold	198,954	650,577

Number of shares issued in reinvestment of dividends	31,793	61,384

Number of shares redeemed	(253,001)	(322,372)

Net increase (decrease) in number of shares outstanding	(22,254)	389,589

Financial Highlights	For period ended		For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2019	2018	2017	2016		2015	2014

Net asset value at beginning of period	$4.89	$5.14	$5.07	$5.07		$5.26	$5.05

Income from investment operations

Net investment income	0.08	0.16	0.16	0.15		0.17	0.16

Net gains (losses) on securities (both realized and unrealized)	0.27	(0.25)	0.07	0.00	A	(0.19)	0.21

Total from investment operations	0.35	(0.09)	0.23	0.15		(0.02)	0.37

Less distributions

Dividends (from net investment income)	(0.08)	(0.16)	(0.16)	(0.15)		(0.17)	(0.16)

Total distributions	(0.08)	(0.16)	(0.16)	(0.15)		(0.17)	(0.16)

Net asset value at end of period	$5.16	$4.89	$5.14	$5.07		$5.07	$5.26

Total returnB	7.12%	(1.78)%	4.51%	2.91%		(0.47)%	7.40%

Ratios / supplemental data

Net assets ($000), end of period	$11,414	$10,933	$9,496	$9,703		$7,998	$7,967

Ratio of expenses to average net assets

Before fee waivers and custodian fee creditsC	0.86%	0.84%	0.98%	1.01%		1.03%	1.27%

After fee waiversC	0.64%	0.66%	0.78%	0.89%		0.90%	0.91%

After fee waivers and custodian fee creditsC	0.64%	0.65%	0.78%	0.88%		0.90%	0.90%

Ratio of net investment income after fee waivers and custodian fee credits to average net assetsC	3.04%	3.20%	3.05%	2.85%		3.21%	3.07%

Portfolio turnover rateB	7%	0%	4%	11%		4%	13%

A	Amount is less than $0.01
B	Not Annualized
C	Annualized

18	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Performance Summary

Average Annual Total Returns as of May 31, 2019

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Core Fund	4.23%	3.47%	6.37%	0.88%

Dow Jones Moderate US Portfolio Index	0.97%	4.80%	8.27%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2008, to an identical amount invested in the Dow Jones Moderate US Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $18,544 versus $22,145 in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 27, 2019, and incorporates results for the fiscal year ended November 30, 2018. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Portfolio Diversification

% of Total Net Assets

Sectors	Equity	Fixed Income

Technology	13.7%	2.2%

Government Bonds	n/a	14.1%

Health Care	10.5%	3.5%

Financials	7.9%	5.1%

Industrials	5.8%	5.0%

Consumer Discretionary	7.0%	2.5%

Consumer Staples	4.6%	n/a

Materials	3.7%	0.7%

Communications	1.8%	1.3%

Municipal Bonds	n/a	3.1%

Energy	2.4%	n/a

Utilities	1.4%	n/a

Total	58.8%	37.5%

Top 10 Holdings

% of Total Net Assets

US Treasury Bond (6.25% due 08/15/2023)	3.6%

Welltower (4.25% due 04/15/2028)	2.6%

United States Treasury Note (2.75% due 11/15/2023)	2.5%

Gilead Sciences (3.70% due 04/01/2024)	1.8%

Boeing (5.875% due 02/15/2040)	1.8%

United States Treasury Note (2.00% due 11/30/2022)	1.8%

Lowe’s (4.25% due 09/15/2044)	1.7%

Union Pacific Corp (3.375% due 02/01/2035)	1.7%

Toronto-Dominion Bank	1.6%

Qualcomm (3.25% due 05/20/2027)	1.5%

Asset Allocation

% of Total Net Assets

Equity Securities	58.8%	∎
Fixed Income Securities	37.5%	∎
Other assets (net of liabilities)	3.7%	∎

Semi-Annual Report	May 31, 2019	19

Sextant Core Fund

Schedule of Investments				As of May 31, 2019

Common Stocks – 58.8%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Internet Media

Alphabet, Class A2	100	$77,588	$110,650	United States	0.8%

Telecom Carriers

BCE	3,300	140,233	148,599	Canada	1.0%

		217,821	259,249		1.8%

Consumer Discretionary

Apparel, Footwear & Accessory Design

VF	1,600	86,484	131,008	United States	0.9%

Auto Parts

Garrett Motion[2]	4,100	47,582	63,058	United States	0.4%

Automobiles

Subaru ADR	11,700	130,741	134,901	Japan	1.0%

Home Products Stores

Home Depot	600	114,158	113,910	United States	0.8%

Lowe’s	1,400	86,638	130,592	United States	0.9%

		200,796	244,502		1.7%

Specialty Apparel Stores

Industria de Diseno Textil	12,000	152,848	159,480	Spain	1.1%

Ross Stores	1,750	125,298	162,733	United States	1.1%

TJX Companies	2,200	109,838	110,638	United States	0.8%

		387,984	432,851		3.0%

		853,587	1,006,320		7.0%

Consumer Staples

Beverages

PepsiCo	1,350	139,207	172,800	United States	1.2%

Household Products

Procter & Gamble	1,150	93,040	118,347	United States	0.8%

Unilever ADR	2,900	132,633	176,639	United Kingdom	1.3%

		225,673	294,986		2.1%

Packaged Food

Nestle ADR	1,900	147,925	188,404	Switzerland	1.3%

		512,805	656,190		4.6%

Continued on next page.

20	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments				As of May 31, 2019

Common Stocks – 58.8%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Energy

Exploration & Production

ConocoPhillips	1,490	$71,757	$87,850	United States	0.6%

Integrated Oils

Equinor ADR	6,500	$113,335	$124,475	Norway	0.9%

Total ADR	2,582	138,694	132,973	France	0.9%

		252,029	257,448		1.8%

		323,786	345,298		2.4%

Financials

Banks

PNC Financial Services Group	1,690	129,314	215,070	United States	1.5%

Toronto-Dominion Bank	4,165	175,741	227,617	Canada	1.6%

		305,055	442,687		3.1%

Consumer Finance

Ally Financial	7,100	147,875	204,977	United States	1.4%

Diversified Banks

Citigroup	1,900	138,144	118,085	United States	0.8%

JP Morgan Chase	1,850	164,687	196,026	United States	1.4%

		302,831	314,111		2.2%

P&C Insurance

Chubb	1,130	151,600	165,059	Switzerland	1.2%

		907,361	1,126,834		7.9%

Health Care

Biotech

Amgen	1,100	179,932	183,370	United States	1.3%

Large Pharma

Bristol-Myers Squibb	3,300	168,719	149,721	United States	1.0%

GlaxoSmithKline ADR	3,400	139,166	131,376	United Kingdom	0.9%

Johnson & Johnson	1,600	142,381	209,840	United States	1.5%

Novo Nordisk ADR	1,850	48,138	87,320	Denmark	0.6%

Pfizer	4,700	157,335	195,144	United States	1.4%

		655,739	773,401		5.4%

Managed Care

UnitedHealth Group	800	189,963	193,440	United States	1.4%

Medical Devices

Abbott Laboratories	2,700	97,630	205,551	United States	1.4%

Medical Equipment

Koninklijke Philips ADR	3,800	137,793	150,556	Netherlands	1.0%

		1,261,057	1,506,318		10.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	21

Sextant Core Fund

Schedule of Investments				As of May 31, 2019

Common Stocks – 58.8%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Industrials

Commercial & Residential Building Equipment & Systems

Honeywell International	1,000	$49,532	$164,310	United States	1.2%

Johnson Controls International	3,450	125,504	132,894	United States	0.9%

		175,036	297,204		2.1%

Electrical Components

Sensata Technologies Holding[2]	2,870	120,959	122,520	United States	0.8%

Flow Control Equipment

Parker Hannifin	850	81,847	129,472	United States	0.9%

Industrial Distribution & Rental

Fastenal	4,500	108,145	137,655	United States	1.0%

Rail Freight

Canadian National Railway	1,600	49,410	141,744	Canada	1.0%

		535,397	828,595		5.8%

Materials

Basic & Diversified Chemicals

Linde	1,000	79,815	180,550	Ireland	1.3%

Non Wood Building Materials

Carlisle	550	56,954	73,320	United States	0.5%

Specialty Chemicals

PPG Industries	1,300	138,435	136,045	United States	1.0%

RPM International	2,400	67,251	128,448	United States	0.9%

		205,686	264,493		1.9%

		342,455	518,363		3.7%

Continued on next page.

22	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments				As of May 31, 2019

Common Stocks – 58.8%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Technology

Application Software

Open Text Corp ADR	3,900	$146,122	$154,908	Canada	1.1%

Communications Equipment

Apple	900	85,044	157,563	United States	1.1%

Computer Hardware & Storage

HP	3,300	49,083	61,644	United States	0.4%

Infrastructure Software

Micro Focus International	6,304	96,708	151,107	United Kingdom	1.0%

Microsoft	900	112,498	111,312	United States	0.8%

Oracle	3,100	124,402	156,860	United States	1.1%

		333,608	419,279		2.9%

IT Services

Amdocs Limited	3,000	196,205	178,260	United States	1.3%

Semiconductor Devices

Infineon Technologies ADR	3,275	59,576	58,197	Germany	0.4%

Intel	3,200	117,841	140,928	United States	1.0%

Microchip Technology	1,200	90,091	96,036	United States	0.7%

Micron Technology[2]	2,100	82,354	68,481	United States	0.5%

NXP Semiconductors	1,200	87,444	105,792	Netherlands	0.7%

Qualcomm	1,900	106,927	126,958	United States	0.9%

Xilinx	1,700	68,621	173,927	United States	1.2%

		612,854	770,319		5.4%

Semiconductor Manufacturing

Applied Materials	2,200	81,912	85,118	United States	0.6%

Taiwan Semiconductor ADR	3,500	37,159	134,225	Taiwan	0.9%

		119,071	219,343		1.5%

		1,541,987	1,961,316		13.7%

Utilities

Integrated Utilities

NextEra Energy	1,000	72,153	198,210	United States	1.4%

		72,153	198,210		1.4%

Total Common Stocks		$6,568,409	$8,406,693		58.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	23

Sextant Core Fund

Schedule of Investments				As of May 31, 2019

Corporate Bonds – 20.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Communications

Bellsouth Capital Funding	7.875% due 02/15/2030	$150,000	$187,157	1.3%

			187,157	1.3%

Consumer Discretionary

Lowe’s	4.25% due 09/15/2044	250,000	244,181	1.7%

Stanford University	4.013% due 05/01/2042	100,000	110,341	0.8%

			354,522	2.5%

Financials

General Electric Capital	5.35% due 04/15/2022	101,000	106,403	0.7%

HSBC Holdings	4.25% due 03/14/2024	150,000	154,969	1.1%

PartnerRe Finance B	5.50% due 06/01/2020	100,000	102,672	0.7%

Welltower	4.25% due 04/15/2028	350,000	368,569	2.6%

			732,613	5.1%

Health Care

Becton Dickinson	3.125% due 11/08/2021	100,000	100,840	0.7%

Celgene	2.875% due 08/15/2020	140,000	140,702	1.0%

Gilead Sciences	3.70% due 04/01/2024	250,000	260,411	1.8%

			501,953	3.5%

Industrials

Boeing	5.875% due 02/15/2040	200,000	255,682	1.8%

Legrand France Yankee	8.50% due 02/15/2025	170,000	213,353	1.5%

Union Pacific	3.375% due 02/01/2035	250,000	239,520	1.7%

			708,555	5.0%

Materials

Air Products & Chemicals	4.375% due 08/21/2019	100,000	100,357	0.7%

			100,357	0.7%

Technology

Cisco Systems	2.90% due 03/04/2021	100,000	100,747	0.7%

Qualcomm	3.25% due 05/20/2027	220,000	219,625	1.5%

			320,372	2.2%

Total Corporate Bonds			$2,905,529	20.3%

Continued on next page.

24	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments			As of May 31, 2019

Government Bonds – 14.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

United States Treasury Bonds

United States Treasury Bond	6.25% due 08/15/2023	$438,000	$513,949	3.6%

United States Treasury Bond	4.50% due 02/15/2036	137,000	178,619	1.2%

United States Treasury Bond	3.625% due 02/15/2044	155,000	185,401	1.3%

			877,969	6.1%

United States Treasury Notes

United States Treasury Note	1.50% due 06/15/2020	150,000	148,887	1.0%

United States Treasury Note	2.125% due 08/31/2020	204,000	203,984	1.4%

United States Treasury Note	2.00% due 11/30/2022	250,000	250,703	1.8%

United States Treasury Note	1.625% due 04/30/2023	106,000	104,803	0.7%

United States Treasury Note	2.75% due 11/15/2023	350,000	361,990	2.5%

United States Treasury Note	2.00% due 05/31/2024	80,000	80,266	0.6%

			1,150,633	8.0%

Total Government Bonds			$2,028,602	14.1%

Municipal Bonds – 3.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Lake Washington SD 414 WA BAB	4.906% due 12/01/2027	$100,000	$102,834	0.7%

Skagit SD #1	4.613% due 12/01/2022	100,000	104,084	0.8%

			206,918	1.5%

State Education

New York City Housing Dev	2.65% due 05/01/2021	100,000	100,545	0.7%

			100,545	0.7%

Utility Networks

Tacoma WA Elec Sys Revenue	5.966% due 01/01/2035	100,000	130,575	0.9%

			130,575	0.9%

Total Municipal Bonds			$438,038	3.1%

Total investments	(Cost = $11,823,509)		13,778,862	96.3%

Other assets (net of liabilities)			522,072	3.7%

Total net assets			$14,300,934	100.0%

[1]	Country of domicile
[2]	Non-income producing security

ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	25

Sextant Core Fund

Statement of Assets and Liabilities
As of May 31, 2019

Assets

Investments in securities, at value (Cost $11,823,509)	$13,778,862

Cash	435,057

Dividends and interest receivable	80,555

Receivable for Fund shares sold	11,221

Prepaid expenses	5,058

Total assets	14,310,753

Liabilities

Accrued advisory fees	6,160

Accrued retirement plan custodial fees	1,127

Accrued audit expenses	754

Accrued trustee expenses	566

Accrued Chief Compliance Officer expenses	470

Accrued printing expenses	390

Accrued other expenses	352

Total liabilities	9,819

Net assets	$14,300,934

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$12,059,617

Total distributable earnings	2,241,317

Net assets applicable to Fund shares outstanding	$14,300,934

Fund shares outstanding	1,094,852

Net asset value, offering, and redemption price per share	$13.06

Statement of Operations

Period ended May 31, 2019

Investment income

Dividends (net of foreign tax of $8,081)	$104,060

Interest income	77,146

Total investment income	181,206

Expenses

Investment adviser fees	39,802

Filing and registration fees	9,258

Audit fees	3,688

Chief Compliance Officer expenses	1,672

Retirement plan custodial fees	1,479

Trustee fees	1,332

Printing and postage	1,079

Other expenses	690

Legal fees	382

Custodian fees	292

Total gross expenses	59,674

Less custodian fee credits	(244)

Net expenses	59,430

Net investment income	$121,776

Net realized gain from investments and foreign currency	$192,138

Net increase in unrealized appreciation on investments and foreign currency	132,495

Net gain on investments	$324,633

Net increase in net assets resulting from operations	$446,409

26	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Statements of Changes in Net Assets	Period ended May 31, 2019	Year ended Nov. 30, 2018

Increase (decrease) in net assets from operations

From operations

Net investment income	$121,776	$175,436

Net realized gain on investment	192,138	145,000

Net increase (decrease) in unrealized appreciation	132,495	(280,915)

Net increase in net assets	446,409	39,521

Distributions to shareowners	(179,879)	(166,943)

Capital share transactions

Proceeds from sales of shares	1,759,866	2,728,274

Value of shares issued in reinvestment of dividends	179,879	166,943

Cost of shares redeemed	(756,636)	(2,896,024)

Total capital share transactions	1,183,109	(807)

Total increase (decrease) in net assets	1,449,639	(128,229)

Net assets

Beginning of period	12,851,295	12,979,524

End of period	$14,300,934	$12,851,295

Shares of the Fund sold and redeemed

Number of shares sold	137,620	211,487

Number of shares issued in reinvestment of dividends	14,891	12,931

Number of shares redeemed	(58,924)	(222,368)

Net increase in number of shares outstanding	93,587	2,050

Financial Highlights	For period ended	For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2019	2018	2017	2016	2015	2014

Net asset value at beginning of period	$12.84	$12.99	$11.45	$11.25	$12.43	$11.78

Income from investment operations

Net investment income	0.11	0.18	0.16	0.18	0.18	0.21

Net gains (losses) on securities (both realized and unrealized)	0.25	(0.16)	1.55	0.02	(0.72)	0.78

Total from investment operations	0.36	0.02	1.71	0.20	(0.54)	0.99

Less distributions

Dividends (from net investment income)	(0.14)	(0.17)	(0.17)	-	(0.18)	(0.21)

Distributions (from capital gains)	-	-	-	-	(0.46)	(0.13)

Total distributions	(0.14)	(0.17)	(0.17)	-	(0.64)	(0.34)

Net asset value at end of period	$13.06	$12.84	$12.99	$11.45	$11.25	$12.43

Total returnA	3.25%	0.16%	15.15%	1.78%	(4.38)%	8.41%

Ratios / supplemental data

Net assets ($000), end of period	$14,301	$12,851	$12,980	$8,563	$8,435	$8,656

Ratio of expenses to average net assets

Before custodian fee creditsB	0.87%	0.88%	0.84%	1.05%	1.02%	1.17%

After custodian fee creditsB	0.86%	0.87%	0.83%	1.04%	1.01%	1.16%

Ratio of net investment income after custodian fee credits to average net assetsB	1.77%	1.41%	1.52%	1.52%	1.44%	1.88%

Portfolio turnover rateA	11%	30%	34%	39%	24%	14%

A	Not Annualized
B	Annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	27

Sextant Global High Income Fund

Performance Summary

Average Annual Total Returns as of May 31, 2019

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Global High Income Fund[2]	3.59%	3.59%	n/a	0.97%

S&P Global 1200 Index	0.19%	6.28%	10.50%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2012 (the Fund’s inception), to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world’s equity markets. The graph shows that an investment in the Fund would have risen to $14,309 versus $18,672 in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 27, 2019, and incorporates results for the fiscal year ended November 30, 2018, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	The Sextant Global High Income Fund began operations on March 30, 2012.

Fund Objective

The objective of the Global High Income Fund is high income, with a secondary objective of capital preservation.

Portfolio Diversification

% of Total Net Assets

Sectors	Equity	Fixed Income

Government Bonds	n/a	26.3%

Financials	4.0%	8.7%

Energy	8.5%	1.3%

Technology	8.5%	1.1%

Communications	6.3%	2.7%

Materials	4.3%	2.6%

Consumer Discretionary	1.6%	4.5%

Industrials	3.1%	2.3%

Health Care	3.8%	n/a

Municipal Bonds	n/a	2.9%

Consumer Staples	n/a	2.1%

Total	40.1%	54.5%

Top 10 Holdings

% of Total Net Assets

United States Treasury Bill (0.00% due 06/25/2019)	10.0%

United States Treasury Bond (6.125% due 11/15/2027)	5.3%

Mexico Bonos Desarrollo (6.50% due 06/10/2021)	4.3%

Microchip Technology	2.9%

Jefferies Group (5.125% due 01/20/2023)	2.7%

T-Mobile (6.50% due 01/15/2026)	2.7%

Royal Dutch Shell ADR, Class A	2.4%

Burlington Northern Santa Fe (5.05% due 03/01/2041)	2.3%

Applied Materials	2.3%

Equinor ADR	2.3%

Asset Allocation

% of Total Net Assets

Equity Securities	40.1%	∎
Fixed Income Securities	54.5%	∎
Other assets (net of liabilities)	5.4%	∎

28	May 31, 2019	Semi-Annual Report

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2019

Common Stocks – 40.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Telecom Carriers

AT&T	7,500	$229,195	$229,350	United States	2.3%

Orange ADR	12,500	188,424	187,875	France	1.9%

SK Telecom ADR	9,000	149,321	209,070	Korea	2.1%

		566,940	626,295		6.3%

Consumer Discretionary

Automobiles

Subaru ADR	13,601	157,273	156,820	Japan	1.6%

		157,273	156,820		1.6%

Consumer Discretionary

Exploration & Production

CNOOC Limited ADR	1,100	155,570	178,607	China	1.8%

Goodrich Petroleum[2]	200		2,314	United States	0.0%	[3]

		155,570	180,921		1.8%

Integrated Oils

Equinor ADR	12,000	218,810	229,800	Norway	2.3%

Royal Dutch Shell ADR, Class A	3,800	241,426	234,878	Netherlands	2.4%

Total ADR	3,800	202,606	195,700	France	2.0%

		662,842	660,378		6.7%

		818,412	841,299		8.5%

Financials

Banks

Skandinaviska Enskilda Banken, Class A	20,000	198,047	176,856	Sweden	1.8%

Diversified Banks

Itau Unibanco Holding ADR, Class A	25,000	144,759	222,500	Brazil	2.2%

		342,806	399,356		4.0%

Health Care

Health Care Supplies

Alcon Inc[2]	380	13,238	22,108	Switzerland	0.2%

Large Pharma

GlaxoSmithKline ADR	5,000	216,373	193,200	United Kingdom	2.0%

Novartis ADR	1,900	96,814	162,716	Switzerland	1.6%

		313,187	355,916		3.6%

		326,425	378,024		3.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	29

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2019

Common Stocks – 40.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Industrials

Infrastructure Construction

CCR	45,000	$130,047	$153,442	Brazil	1.5%

Hopewell Highway Infrastructure	325,000	168,010	155,440	Hong Kong	1.6%

		298,057	308,882		3.1%

Materials

Base Metals

South32 ADR	19,000	134,773	220,210	Australia	2.2%

Steel Raw Material Suppliers

BHP Biliton ADR	4,000	155,038	207,640	Australia	2.1%

		289,811	427,850		4.3%

Technology

Computer Hardware & Storage

Western Digital	5,000	212,770	186,100	Singapore	1.9%

Infrastructure Software

Micro Focus International plc Spons	5,807	99,433	139,194	United Kingdom	1.4%

Semiconductor Devices

Microchip Technology	3,500	111,383	280,105	United States	2.9%

Semiconductor Manufacturing

Applied Materials	6,000	210,256	232,140	United States	2.3%

		633,842	837,539		8.5%

Total Common Stock		$3,433,566	$3,976,065		40.1%

Corporate Bonds – 25.3%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Communications

T-Mobile	6.50% due 01/15/2026	$250,000	$263,750	United States	2.7%

			263,750		2.7%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	145,312	United States	1.5%

GAP	5.95% due 04/12/2021	100,000	103,647	United States	1.0%

Rent-A-Center	6.625% due 11/15/2020	200,000	199,000	United States	2.0%

			447,959		4.5%

Consumer Staples

Grupo Bimbo	4.875% due 06/27/2044	200,000	204,879	Mexico	2.1%

			204,879		2.1%

Continued on next page

30	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2019

Corporate Bonds – 25.3%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Energy

Petrobras International Finance	6.875% due 01/20/2040	$50,000	$51,410	Brazil	0.5%

Petrobras International Finance	6.75% due 01/27/2041	80,000	81,641	Brazil	0.8%

			133,051		1.3%

Financials

Canadian Imperial Bank	3.42% due 01/26/2026	CAD 250,000	188,269	Canada	1.9%

Jefferies Group	5.125% due 01/20/2023	250,000	265,708	United States	2.7%

Lincoln National (3 month LIBOR plus 2.04%) [4]	6.05% due 04/20/2067	250,000	195,000	United States	2.0%

Royal Bank of Scotland	6.125% due 12/15/2022	200,000	213,267	United Kingdom	2.1%

			862,244		8.7%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	200,000	232,911	United States	2.3%

			232,911		2.3%

Materials

Allegheny Technologies	7.875% due 08/15/2023	150,000	157,457	United States	1.6%

AngloGold Ashanti Holdings	5.375% due 04/15/2020	100,000	101,582	South Africa	1.0%

			259,039		2.6%

Technology

Hewlett Packard	4.65% due 12/09/2021	100,000	104,699	United States	1.1%

			104,699		1.1%

Total Corporate Bonds			$2,508,532		25.3%

Continued on next page.

Bond Quality Diversification

% of Total Net Assets

Rated “AAA”	15.3%	∎
Rated “A+”	2.3%	∎
Rated “A-”	4.3%	∎
Rated “BBB”	7.1%	∎
Rated “BBB-”	4.1%	∎
Rated “BB+”	2.0%	∎
Rated “BB”	6.8%	∎
Rated “BB-”	4.2%	∎
Rated “B”	3.5%	∎

Rated “B-”	2.0%	∎

Rated “C”	0.8%	∎

Not Rated	2.1%	∎

Equity	40.1%	∎

Other assets (net of liabilities)	5.4%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	31

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2019

Government Bonds - 26.3%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Foreign Government Bonds

Colombia Republic	8.375% due 02/15/2027	$125,000	$141,057	Colombia	1.4%

Federal Republic of Brazil	12.50% due 01/05/2022	BRL 500,000	143,396	Brazil	1.4%

Federal Republic of Brazil	8.50% due 01/05/2024	BRL 750,000	195,989	Brazil	2.0%

Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 85,000	422,087	Mexico	4.3%

Republic of Argentina - Global Bond	7.50% due 04/22/2026	250,000	187,125	Argentina	1.9%

			1,089,654		11.0%

United States Treasury Bonds

United States Treasury Bond	6.125% due 11/15/2027	400,000	523,734	United States	5.3%

			523,734		5.3%

United States Treasury Bills

U.S. Treasury Bill[2]	0.00% due 06/25/2019	1,000,000	998,601	United States	10.0%

			998,601		10.0%

Total Government Bonds			$2,611,989		26.3%

Municipal Bonds – 2.9%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Revenue

Colony TX NFM Sales Tax Revenue	7.00% due 10/01/2027	$100,000	$102,222	United States	1.0%

Colony TX NFM Sales Tax Revenue	7.25% due 10/01/2033	50,000	51,112	United States	0.5%

Colony TX NFM Sales Tax Revenue	7.625% due 10/01/2042	50,000	54,302	United States	0.6%

			207,636		2.1%

Water Supply

Puerto Rico Aqueduct & Sewer	5.00% due 07/01/2019	85,000	84,894	United States	0.8%

			84,894		0.8%

Total Municipal Bonds			$292,530		2.9%

Warrants – 0.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Energy

Exploration & Production

Goodrich Petroleum Warrants [2]	1,707	$-	$-	United States	0.0%

		$-	$-		0.0%

Total investments	(Cost = $8,962,855)		9,389,116		94.6%

Other assets (net of liabilities)			532,577		5.4%

Total net assets			$9,921,693		100.0%

[1]	Country of domicile
[2]	Non-income producing
[3]	Amount is less than 0.05%
[4]	Variable rate security. The interest rate represents the rate in effect at November 30, 2018 and resets periodically based on the parenthetically disclosed reference rate and spread.

ADR: American Depositary Receipt

32	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments	As of May 31, 2019

Countries

Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	33

Sextant Global High Income Fund

Statement of Assets and Liabilities
As of May 31, 2019

Assets

Investments in securities, at value (Cost $8,962,855)	$9,389,116

Cash	1,408,579

Dividends and interest receivable	105,189

Receivable for Fund shares sold	10,237

Prepaid expenses	9,026

Total assets	10,922,147

Liabilities

Payable for securities purchased	998,613

Accrued advisory fees	893

Accrued retirement plan custodial fees	630

Accrued Chief Compliance Officer expenses	318

Total liabilities	1,000,454

Net assets	$9,921,693

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$9,299,754

Total distributable earnings	621,939

Net assets applicable to Fund shares outstanding	$9,921,693

Fund shares outstanding	903,783

Net asset value, offering and redemption price per share	$10.98

Statement of Operations

Period ended May 31, 2019

Investment income

Interest income	$125,015

Dividend Income (net of foreign tax of $15,272)	104,577

Total investment income	229,592

Expenses

Investment adviser fees	33,053

Filing and registration fees	9,636

Audit fees	3,647

Chief Compliance Officer expenses	1,420

Trustee fees	1,180

Printing and postage	1,033

Retirement plan custodial fees	803

Other expenses	570

Custodian fees	413

Legal fees	310

Total gross expenses	52,065

Less adviser fees waived	(15,856)

Less custodian fee credits	(381)

Net expenses	35,828

Net investment income	$193,764

Net realized gain from investments and foreign currency	$34,623

Net increase in unrealized appreciation on investments and foreign currency	26,608

Net gain on investments	$61,231

Net increase in net assets resulting from operations	$254,995

34	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Statements of Changes in Net Assets	Period ended May 31, 2019	Year ended Nov. 30, 2018

Increase (decrease) in net assets from operations

From operations

Net investment income	$193,764	$318,693

Net realized gain on investment	34,623	151,626

Net increase (decrease) in unrealized appreciation	26,608	(267,907)

Net increase in net assets	254,995	202,412

Distributions to shareowners	(311,447)	(253,597)

Capital share transactions

Proceeds from sales of shares	1,579,441	564,016

Value of shares issued in reinvestment of dividends	305,589	249,322

Cost of shares redeemed	(734,297)	(1,307,655)

Total capital share transactions	1,150,733	(494,317)

Total increase (decrease) in net assets	1,094,281	(545,502)

Net assets

Beginning of period	8,827,412	9,372,914

End of period	$9,921,693	$8,827,412

Shares of the Fund sold and redeemed

Number of shares sold	142,703	50,613

Number of shares issued in reinvestment of dividends	29,440	22,707

Number of shares redeemed	(66,085)	(118,123)

Net increase (decrease) in number of shares outstanding	106,058	(44,803)

Financial Highlights	For period ended	For Year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2019	2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.07	$11.12	$10.11	$8.89	$10.57	$10.51

Income from investment operations

Net investment income	0.21	0.40	0.35	0.45	0.52	0.48

Net gains (losses) on securities (both realized and unrealized)	0.09	(0.15)	1.11	0.77	(1.68)	0.07

Total from investment operations	0.30	0.25	1.46	1.22	(1.16)	0.55

Less distributions

Dividends (from net investment income)	(0.39)	(0.30)	(0.45)	-	(0.52)	(0.49)

Total distributions	(0.39)	(0.30)	(0.45)	-	(0.52)	(0.49)

Net asset value at end of period	$10.98	$11.07	$11.12	$10.11	$8.89	$10.57

Total returnA	2.93%	2.31%	15.01%	13.72%	(11.01)%	5.27%

Ratios / supplemental data

Net assets ($000), end of period	$9,922	$8,827	$9,373	$7,570	$6,952	$7,707

Ratio of expenses to average net assets

Before fee waiversB	1.09%	0.97%	1.18%	1.17%	1.06%	1.41%

After fee waiversB	0.76%	0.75%	0.83%	0.91%	0.90%	0.91%

After fee waivers and custodian fee creditsB	0.75%	0.75%	0.82%	0.90%	0.89%	0.90%

Ratio of net investment income after fee waivers and custodian fee credits to average net assetsB	4.07%	3.43%	3.34%	4.78%	4.87%	4.75%

Portfolio turnover rateA	11%	10%	8%	26%	40%	11%

A	Not Annualized
B	Annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	35

Sextant Growth Fund

Performance Summary
Average Annual Total Returns as of May 31, 2019

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Growth Fund Investor Shares (SSGFX)	7.18%	7.94%	11.46%	0.92%

Sextant Growth Fund Z Shares (SGZFX)[2]	7.50%	n/a	n/a	0.70%

S&P 500 Index	3.78%	9.65%	13.93%	n/a
Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2008, to an identical amount invested in the S&P 500 Index, an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The graph shows that an investment in the Investor Shares of the Fund would have risen to $29,585 versus $36,894 in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 27, 2019, and incorporates results for the fiscal year ended November 30, 2018. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Sextant Growth Fund Z Shares (SGZFX) began operations June 2, 2017.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Top 10 Holdings

% of Total Net Assets

Amazon.com	7.0%

Adobe Inc.	6.5%

Apple	6.2%

Microsoft	6.0%

Mastercard, Class A	5.8%

Alphabet, Class A	5.7%

Abbott Laboratories	4.1%

Worldpay, Class A	3.8%

Costco Wholesale	3.0%

Ecolab	3.0%

Portfolio Diversification

% of Total Net Assets

Consumer Finance	12.1%	∎
Medical Devices	8.0%	∎
Application Software	7.6%	∎
Infrastructure Software	7.5%	∎
E-Commerce Discretionary	7.0%	∎
Communications Equipment	6.2%	∎
Internet Media	5.7%	∎
Home Products Stores	5.0%	∎
Semiconductor Devices	4.5%	∎
Specialty Apparel Stores	4.2%	∎
Other Commercial Services	3.0%	∎
Mass Merchants	3.0%	∎
Industries < 3%	24.9%	∎
Other Assets (net of liabilities)	1.3%	∎

36	May 31, 2019	Semi-Annual Report

Sextant Growth Fund

Schedule of Investments				As of May 31, 2019

Common Stock – 98.7%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Based Services

Booking Holdings[1]	400	$761,890	$662,488	1.7%

Internet Media

Alphabet, Class A1	1,998	1,175,995	2,210,787	5.7%

		1,937,885	2,873,275	7.4%

Consumer Discretionary

Airlines

Alaska Air	7,422	129,600	431,960	1.1%

Apparel, Footwear & Accessory Design

Nike, Class B	10,276	528,776	792,691	2.0%

E-Commerce Discretionary

Amazon.com[1]	1,529	278,191	2,714,082	7.0%

Home Improvement

Stanley Black & Decker	8,684	795,475	1,104,778	2.9%

Home Products Stores

Home Depot	4,800	564,733	911,280	2.3%

Lowe’s	11,200	794,834	1,044,736	2.7%

		1,359,567	1,956,016	5.0%

Other Commercial Services

Ecolab	6,243	704,507	1,149,274	3.0%

Restaurants

Starbucks	14,674	610,056	1,116,105	2.9%

Specialty Apparel Stores

Ross Stores	11,600	742,559	1,078,684	2.8%

TJX Companies	11,078	330,472	557,113	1.4%

		1,073,031	1,635,797	4.2%

		5,479,203	10,900,703	28.1%

Consumer Staples

Mass Merchants

Costco Wholesale	4,883	599,638	1,169,869	3.0%

		599,638	1,169,869	3.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	37

Sextant Growth Fund

Schedule of Investments				As of May 31, 2019

Common Stock – 98.7%	Number of Shares	Cost	Market Value	Percentage of Assets

Financials

Consumer Finance

Ally Financial	34,000	$777,141	$981,580	2.5%

Mastercard, Class A	8,914	806,925	2,241,782	5.8%

Worldpay, Class A1	12,000	1,004,896	1,459,680	3.8%

		2,588,962	4,683,042	12.1%

Diversified Banks

JP Morgan Chase	8,367	501,267	886,567	2.3%

		3,090,229	5,569,609	14.4%

Health Care

Biotech

Amgen	1,980	25,949	330,066	0.9%

Large Pharma

Bristol-Myers Squibb	15,600	722,502	707,772	1.8%

Medical Devices

Abbott Laboratories	20,799	646,854	1,583,428	4.1%

Edwards Lifesciences[1]	5,700	546,521	972,990	2.5%

Stryker	3,000	374,100	549,720	1.4%

		1,567,475	3,106,138	8.0%

		2,315,926	4,143,976	10.7%

Industrials

Commercial & Residential Building Equipment & Systems

Honeywell International	5,000	753,256	821,550	2.1%

Electrical Components

Sensata Technologies Holding[1]	8,500	453,176	362,865	0.9%

TE Connectivity	6,000	549,196	505,380	1.3%

		1,002,372	868,245	2.2%

Measurement Instruments

Trimble[1]	24,000	833,189	957,600	2.5%

		2,588,817	2,647,395	6.8%

Materials

Specialty Chemicals

RPM International	18,000	737,644	963,360	2.5%

		737,644	963,360	2.5%

Continued on next page.

38	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Schedule of Investments				As of May 31, 2019

Common Stock – 98.7%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology

Application Software

Adobe Systems[1]	9,300	$92,094	$2,519,370	6.5%

Take-Two Interactive Software[1]	4,000	405,004	432,600	1.1%

		497,098	2,951,970	7.6%

Communications Equipment

Apple	13,720	16,172	2,401,960	6.2%

Infrastructure Software

Microsoft	18,920	872,435	2,340,026	6.0%

Oracle	11,300	550,082	571,780	1.5%

		1,422,517	2,911,806	7.5%

Semiconductor Devices

Qualcomm	6,000	405,540	400,920	1.1%

Texas Instruments	3,600	386,981	375,516	1.0%

Xilinx	9,200	853,942	941,252	2.4%

		1,646,463	1,717,688	4.5%

		3,582,250	9,983,424	25.8%

Total investments		$20,331,592	38,251,611	98.7%

Other assets (net of liabilities)			501,878	1.3%

Total net assets			$38,753,489	100.0%

[1]	Non-income producing security

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	39

Sextant Growth Fund

Statement of Assets and Liabilities

As of May 31, 2019

Assets

Investments in securities, at value (Cost $20,331,592)	$38,251,611

Cash	472,859

Dividends receivable	29,245

Prepaid expenses	13,692

Receivable for Fund shares sold	7,399

Insurance reserve premium	1,214

Total assets	38,776,020

Liabilities

Accrued advisory fees	17,176

Accrued trustee expenses	3,267

Accrued Chief Compliance Officer expenses	1,265

Accrued distribution fee	823

Total liabilities	22,531

Net assets	$38,753,489

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$20,787,864

Total distributable earnings	17,965,625

Net assets applicable to Fund shares outstanding	$38,753,489

Net asset value per Investor Share	SSGFX

Net assets, at value	$3,604,474

Shares outstanding	127,003

Net asset value, offering and redemption price per share	$28.38

Net asset value per Z Share	SGZFX

Net assets, at value	$35,149,015

Shares outstanding	1,243,711

Net asset value, offering and redemption price per share	$28.26

Statement of Operations

Period ended May 31, 2019

Investment income

Dividend income	$216,153

Total investment income	216,153

Expenses

Investment adviser fees	132,254

Filing and registration fees	10,775

Audit fees	7,857

Chief Compliance Officer expenses	5,385

Distribution fees - Investor Shares	4,791

Retirement plan custodial fees

Investor Shares	7

Z Shares	3,481

Trustee fees	3,089

Printing and postage	1,693

Other expenses	1,347

Legal fees	1,221

Custodian fees	820

Total gross expenses	172,720

Less custodian fee credits	(690)

Net expenses	172,030

Net investment income	$44,123

Net realized gain from investments	$8,061

Net increase in unrealized appreciation on investments	1,469,089

Net gain on investments	$1,477,150

Net increase in net assets resulting from operations	$1,521,273

40	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Statements of Changes in Net Assets	Period ended May 31, 2019	Year ended Nov. 30, 2018

Increase (decrease) in net assets from operations

From operations

Net investment income	$44,123	$175,267

Net realized gain on investment	8,061	1,640,036

Net increase in unrealized appreciation	1,469,089	1,967,640

Net increase in net assets	1,521,273	3,782,943

Distributions to shareowners

Net distribution to shareholders – Investor Shares	(169,456)	(294,960)

Net distribution to shareholders – Z Shares	(1,652,425)	(1,773,166)

Total distributions	(1,821,881)	(2,068,126)

Capital share transactions

Proceeds from sales of shares

Investor Shares	129,016	328,352

Z Shares	755,289	2,305,904

Value of shares issued in reinvestment of dividends

Investor Shares	128,694	294,403

Z Shares	1,612,686	1,721,116

Cost of shares redeemed

Investor Shares	(1,625,847)	(1,820,640)

Z Shares	(1,173,614)	(3,295,790)

Total capital share transactions	(173,776)	(466,655)

Total increase (decrease) in net assets	(474,384)	1,248,162

Net assets

Beginning of period	39,227,873	37,979,711

End of period	$38,753,489	$39,227,873

Shares of the Fund sold and redeemed

Investor Shares (SSGFX)

Number of shares sold	4,584	11,092

Number of shares issued in reinvestment of dividends and distributions	5,181	11,215

Number of shares redeemed	(58,295)	(63,545)

Net decrease in number of shares outstanding	(48,530)	(41,238)

Z Shares (SGZFX)

Number of shares sold	27,628	82,395

Number of shares issued in reinvestment of dividends and distributions	65,291	65,817

Number of shares redeemed	(42,562)	(119,008)

Net increase in number of shares outstanding	50,357	29,204

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	41

Sextant Growth Fund: Financial Highlights

Investor Shares (SSGFX)	For period ended		For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2019		2018		2017		2016	2015	2014

Net asset value at beginning of period	$28.70		$27.51		$22.52		$24.03	$26.36	$23.92

Income from investment operations

Net investment income	(0.01	)A	0.07	A	0.15	A	0.11	0.03	0.02

Net gains (losses) on securities (both realized and unrealized)	0.97		2.53		4.93		(0.88)	(0.25)	3.88

Total from investment operations	0.96		2.60		5.08		(0.77)	(0.22)	3.90

Less distributions

Dividends (from net investment income)	(0.04)		(0.07)		(0.09)		(0.02)	(0.04)	(0.01)

Distributions (from capital gains)	(1.24)		(1.34)		-		(0.72)	(2.07)	(1.45)

Total distributions	(1.28)		(1.41)		(0.09)		(0.74)	(2.11)	(1.46)

Net asset value at end of period	$28.38		$28.70		$27.51		$22.52	$24.03	$26.36

Total returnB	3.97%		9.95%		22.64%		(3.22)%	(0.87)%	16.29%

Ratios / supplemental data

Net assets ($000), end of period	$3,604		$5,037		$5,962		$34,561	$55,867	$45,863

Ratio of expenses to average net assets

Before custodian fee creditsC	1.19%		0.92%		0.76%		0.76%	0.90%	1.05%

After custodian fee creditsC	1.18%		0.92%		0.76%		0.76%	0.90%	1.05%

Ratio of net investment income after custodian fee credits to average net assetsC	(0.07)%		0.25%		0.60%		0.39%	0.13%	0.07%

Portfolio turnover rateB	7%		17%		18%		25%	68%	23%

Z Shares (SGZFX)	For period ended		Year ended		Period ended

Selected data per share of outstanding capital stock throughout each period:	May 31, 2019		November 30, 2018		November 30, 2017	B

Net asset value at beginning of period	$28.65		$27.50		$25.54

Income from investment operations

Net investment income	0.04	A	0.13	A	0.16	A

Net gains on securities (both realized & unrealized)	0.96		2.53		1.82

Total from investment operations	1.00		2.66		1.98

Less distributions

Dividends (from net investment income)	(0.15)		(0.17)		(0.02)

Distributions (from capital gains)	(1.24)		(1.34)		-

Total distributions	(1.39)		(1.51)		(0.02)

Net asset value at end of period	$28.26		$28.65		$27.50

Total returnB	4.16%		10.20%		7.73%	C

Ratios / supplemental data

Net assets ($000), end of period	$35,149		$34,191		$32,017

Ratio of expenses to average net assets

Before custodian fee creditsC	0.87%		0.70%		0.51%	D

After custodian fee creditsC	0.87%		0.70%		0.51%	D

Ratio of net investment income after custodian fee credits to average net assetsC	0.26%		0.47%		0.89%	D

Portfolio turnover rateB	7%		17%		18%	C

A	Calculated using average shares outstanding
B	Not annualized for periods of less than one year
C	Annualized for periods of less than one year
D	Operations commenced on June 2, 2017

42	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Performance Summary

Average Annual Total Returns as of May 31, 2019

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant International Fund Investor Shares (SSIFX)	11.83%	6.04%	6.46%	1.05%

Sextant International Fund Z Shares (SIFZX)[2]	12.16%	n/a	n/a	0.84%

MSCI EAFE Index	-5.26%	1.75%	6.71%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2008, to an identical amount invested in the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in Investor Shares of the Fund would have risen to $18,705 versus $19,161 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 27, 2019, and incorporates results for the fiscal year ended November 30, 2018. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Sextant International Fund Z Shares (SIFZX) began operations June 2, 2017.

Fund Objective

The objective of the International Fund is long-term capital growth.

Top 10 Holdings

% of Total Net Assets

Wolters Kluwer	8.4%

MercadoLibre	6.9%

NICE Systems ADR	6.8%

Dassault Systemes ADR	6.2%

ASML	4.6%

Unilever ADR	3.7%

Novartis ADR	3.4%

Fomento Economico Mexico ADR	3.4%

Toronto-Dominion Bank	3.3%

Copa Holdings, Class A	3.3%

Portfolio Diversification

% of Total Net Assets

Application Software	13.0%	∎
Information Services	8.4%	∎
E-Commerce Discretionary	6.9%	∎
Large Pharma	6.3%	∎
Banks	5.2%	∎
Telecom Carriers	5.0%	∎
Semiconductor Manufacturing	4.6%	∎
Airlines	4.4%	∎
Household Products	3.7%	∎
Beverages	3.4%	∎
Basic & Diversified Chemicals	3.2%	∎
Industries < 3.0%	10.3%	∎

Other Assets (net of liabilities)	25.6%	∎

Semi-Annual Report	May 31, 2019	43

Sextant International Fund

Schedule of Investments				As of May 31, 2019

Common Stocks –74.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Telecom Carriers

BCE	50,000	$1,164,294	$2,251,500	Canada	2.7%

Telus	50,000	710,476	1,844,500	Canada	2.3%

		1,874,770	4,096,000		5.0%

Consumer Discretionary

Airlines

Air Canada[2]	32,000	573,924	945,920	Canada	1.1%

Copa Holdings, Class A	30,000	1,766,222	2,688,300	Panama	3.3%

		2,340,146	3,634,220		4.4%

Automobiles

Subaru ADR	25,000	362,500	288,250	Japan	0.4%

Toyota Motor ADR	10,000	748,148	1,175,800	Japan	1.4%

		1,110,648	1,464,050		1.8%

E-Commerce Discretionary

MercadoLibre	10,000	829,340	5,705,200	Argentina	6.9%

Specialty Apparel Stores

Industria de Diseno Textil	30,000	1,139,258	799,141	Spain	1.0%

		5,419,392	11,602,611		14.1%

Consumer Staples

Beverages

Fomento Economico Mexico ADR	30,000	1,614,722	2,791,800	Mexico	3.4%

Household Products

Unilever ADR	50,000	1,315,509	3,045,500	United Kingdom	3.7%

		2,930,231	5,837,300		7.1%

Energy

Integrated Oils

Total ADR	34,096	1,833,763	1,755,944	France	2.1%

		1,833,763	1,755,944		2.1%

Financials

Banks

Australia & New Zealand Banking Group ADR	80,000	1,581,456	1,545,600	Australia	1.9%

Toronto-Dominion Bank	50,000	1,250,872	2,732,500	Canada	3.3%

		2,832,328	4,278,100		5.2%

Diversified Banks

Mitsubishi UFJ Financial Group ADR	200,000	960,000	918,000	Japan	1.1%

		3,792,328	5,196,100		6.3%

Continue on next page.

44	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Schedule of Investments				As of May 31, 2019

Common Stocks – 74.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Health Care

Health Care Supplies

Alcon[2]	6,600	$203,580	$383,988	Switzerland	0.5%

Health Care Supply Chain

Sinopharm Group	250,000	798,792	936,940	China	1.1%

Large Pharma

Novartis ADR	33,000	1,488,814	2,826,120	Switzerland	3.4%

Novo Nordisk ADR	50,000	612,798	2,360,000	Denmark	2.9%

		2,101,612	5,186,120		6.3%

Medical Equipment

Koninklijke Philips ADR	21,905	814,100	867,876	Netherlands	1.1%

		3,918,084	7,374,924		9.0%

Materials

Agricultural Chemicals

Nutrien	15,600	914,639	760,344	Canada	0.9%

Basic & Diversified Chemicals

BASF ADR	160,000	2,888,666	2,630,400	Germany	3.2%

Steel Raw Material Suppliers

Rio Tinto ADR	10,000	532,838	579,300	United Kingdom	0.7%

		4,336,143	3,970,044		4.8%

Technology

Application Software

Dassault Systemes ADR	34,153	1,224,632	5,065,573	France	6.2%

NICE Systems ADR	40,000	1,468,919	5,594,000	Israel	6.8%

		2,693,551	10,659,573		13.0%

Information Services

Wolters Kluwer	100,000	1,869,506	6,958,858	Netherlands	8.4%

Semiconductor Manufacturing

ASML	20,000	697,516	3,761,000	Netherlands	4.6%

		5,260,573	21,379,431		26.0%

Total investments		$29,365,284	61,212,354		74.4%

Other assets (net of liabilities)			21,009,983		25.6%

Total net assets			$82,222,337		100.0%

[1]	Country of domicile
[2]	Non-income producing security

ADR: American Depository Receipt

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	45

Sextant International Fund

Schedule of Investments	As of May 31, 2019

Countries

Weightings shown are a percentage of total net assets.

46	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Statement of Assets and Liabilities

As of May 31, 2019

Assets

Investments in securities, at value (Cost $29,365,284)	$61,212,354

Cash	18,619,421

Prepaid insurance expenses	2,179,511

Dividends receivable	357,497

Prepaid expenses	12,835

Total assets	82,381,618

Liabilities

Payable for Fund shares redeemed	108,433

Accrued advisory fees	30,969

Accrued distribution fee	10,218

Accrued audit expenses	3,906

Accrued retirement plan custodial fees	3,453

Accrued Chief Compliance Officer expenses	1,494

Accrued other expenses	808

Total liabilities	159,281

Net assets	$82,222,337

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$47,145,705

Total distributable earnings	35,076,632

Net assets applicable to Fund shares outstanding	$82,222,337

Net asset value per Investor Share	SSIFX

Net assets, at value	57,660,364

Shares outstanding	3,319,472

Net asset value, offering and redemption price per share	$17.37

Net asset value per Z Share	SIFZX

Net assets, at value	$24,561,973

Shares outstanding	1,411,794

Net asset value, offering and redemption price per share	$17.40

Statement of Operations

Period ended May 31, 2019

Investment income

Dividend income (net of foreign tax $158,065)	$794,508

Total investment income	794,508

Expenses

Investment adviser fees	229,896

Distribution fees - Investor Shares	54,582

Audit fees	17,716

Filing and registration fees	14,575

Chief Compliance Officer expenses	7,987

Trustee fees	7,394

Printing and postage	5,160

Other expenses	3,079

Custodian fees	2,256

Retirement plan custodial fees

Investor Shares	7

Z Shares	2,097

Legal fees	1,451

Total gross expenses	346,200

Less custodian fee credits	(2,033)

Net expenses	344,167

Net investment income	$450,341

Net realized gain from investments and foreign currency	$2,785,777

Net increase in unrealized appreciation on investments and foreign currency	3,976,180

Net gain on investments	$6,761,957

Net increase in net assets resulting from operations	$7,212,298

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	47

Sextant International Fund

Statements of Changes in Net Assets	Period ended May 31, 2019	Year ended Nov. 30, 2018

Increase (decrease) in net assets from operations

From operations

Net investment income	$450,341	$623,611

Net realized gain on investment	2,785,777	3,896,894

Net increase (decrease) in unrealized appreciation	3,976,180	(3,361,106)

Net increase in net assets	7,212,298	1,159,399

Distributions to shareowners

Net distribution to shareholders - Investor Shares	(2,929,551)	(3,595,584)

Net distribution to shareholders - Z Shares	(1,596,893)	(1,678,906)

Total distributions	(4,526,444)	(5,274,490)

Capital share transactions

Proceeds from sales of shares

Investor Shares	16,613,289	4,219,098

Z Shares	3,379,974	1,332,045

Value of shares issued in reinvestment of dividends

Investor Shares	2,886,627	3,545,645

Z Shares	1,555,608	1,619,175

Cost of shares redeemed

Investor Shares	(5,288,759)	(9,575,271)

Z Shares	(1,990,024)	(1,998,163)

Total capital share transactions	17,156,715	(857,471)

Total increase (decrease) in net assets	19,842,569	(4,972,562)

Net assets

Beginning of period	62,379,768	67,352,330

End of period	$82,222,337	$62,379,768

Shares of the Fund sold and redeemed

Investor Shares (SSIFX)

Number of shares sold	975,730	247,089

Number of shares issued in reinvestment of dividends and distributions	195,174	211,176

Number of shares redeemed	(329,025)	(556,311)

Net increase (decrease) in number of shares outstanding	841,879	(98,046)

Z Shares (SIFZX)

Number of shares sold	204,357	77,828

Number of shares issued in reinvestment of dividends and distributions	105,108	96,380

Number of shares redeemed	(124,107)	(115,999)

Net increase in number of shares outstanding	185,358	58,209

48	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund: Financial Highlights

Investor Shares (SSIFX)	For period ended		For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2019		2018		2017		2016	2015	2014

Net asset value at beginning of period	$16.83		$17.98		$14.37		$14.35	$15.47	$15.80

Income from investment operations

Net investment income	0.09	A	0.15	A	0.16	A	0.22	0.25	0.65

Net gains (losses) on securities (both realized & unrealized)	1.64		0.14		3.65		(0.15)	(1.11)	(0.35)

Total from investment operations	1.73		0.29		3.81		0.07	(0.86)	0.30

Less distributions

Dividends (from net investment income)	(0.15)		(0.17)		(0.20)		(0.05)	(0.25)	(0.63)

Distributions (from capital gains)	(1.04)		(1.27)

Distributions (from return of capital)	-		-		-		-	(0.01)	-

Total distributions	(1.19)		(1.44)		(0.20)		(0.05)	(0.26)	(0.63)

Net asset value at end of period	$17.37		$16.83		$17.98		$14.37	$14.35	$15.47

Total returnB	11.57%		1.63%		26.76%		0.49%	(5.58)%	1.88%

Ratios / supplemental data

Net assets ($000), end of period	$57,660		$41,688		$46,321		$62,412	$78,296	$103,450

Ratio of expenses to average net assets

Before custodian fee creditsC	1.13%		1.05%		1.04%		1.00%	1.05%	0.80%

After custodian fee creditsC	1.12%		1.04%		1.04%		1.00%	1.04%	0.79%

Ratio of net investment income after custodian fee credits to average net assetsC	1.27%		0.89%		1.00%		1.36%	1.49%	3.58%

Portfolio turnover rateB	0%		2%		2%		0%	0%	3%

Z Shares (SIFZX)	For period ended		Year ended		Period ended

Selected data per share of outstanding capital stock throughout each period:	May 31, 2019		November 30, 2018		November 30, 2017	D

Net asset value at beginning of period	$16.87		$18.00		$16.55

Income from investment operations

Net investment income	0.12	A	0.19	A	0.13	A

Net gains on securities (both realized & unrealized)	1.64		0.14		1.41

Total from investment operations	1.76		0.33		1.54

Less distributions

Dividends (from net investment income)	(0.19)		(0.19)		(0.09)

Distributions (from capital gains)	(1.04)		(1.27)		-

Total distributions	(1.23)		(1.46)		(0.09)

Net asset value at end of period	$17.40		$16.87		$18.00

Total returnB	11.76%		1.83%		9.32%	C

Ratios / supplemental data

Net assets ($000), end of period	$24,562		$20,692		$21,031

Ratio of expenses to average net assets

Before custodian fee creditsC	0.88%		0.84%		0.79%	D

After custodian fee creditsC	0.88%		0.82%		0.78%	D

Ratio of net investment income after custodian fee credits to average net assetsC 1.53%			1.13%		0.53%	D

Portfolio turnover rateB	0%		2%		2%	C

A	Calculated using average shares outstanding
B	Not annualized for periods of less than one year
C	Annualized for periods of less than one year
D	Operations commenced on June 2, 2017

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	49

Notes to Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (each, a “Fund”, and collectively, the “Funds”), Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund. Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Sextant Growth Investor Shares (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant Growth Fund Z Shares began operations June 2, 2017. Sextant International Investor Shares began operations September 28, 1995 and Sextant International Fund Z Shares began operations on June 2, 2017. Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

•	Distribution fees;
•	Retirement plan custodial fees; and
•	Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:

Growth, International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: The value of each Fund’s shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers and smaller companies, tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Growth and Core Funds: Smaller companies involve higher investment risks in that they often have limited product lines, markets, and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies.

Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.

International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Core Fund: The Core Fund has the risks of growth stocks, foreign securities, credit, and interest rates — but these risks are mitigated by spreading its investments in both stocks and bonds, and by favoring income-producing securities and those of larger, more seasoned companies.

Short-Term Bond, Bond Income, Global High Income, and Core Funds: Bonds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Interest rate fluctuations affect bond prices and a Fund’s net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, a Fund’s yield also varies. Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

Global High Income Fund: Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest, principal, and dividend payments as expected. The prices of high-yield securities generally fluctuate more than those of higher quality. High-yield securities are generally more illiquid (harder to sell) and harder to value.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

50	May 31, 2019	Semi-Annual Report

Notes to Financial Statements (continued)

NOTE 2 – Unaudited Information

The information in this interim report has not been subjected to independent audit.

NOTE 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semi-Annual Report	May 31, 2019	51

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of May 31, 2019, in valuing the Funds’ investments carried at value:

Funds	Level 1	Level 2	Level 3	Total

Short-Term Bond

Corporate Bonds[1]	$-	$7,555,733	$-	$7,555,733

Government Bonds[1]	$-	$2,599,850	$-	$2,599,850

Total	$-	$10,155,583	$-	$10,155,583

Bond Income

Corporate Bonds[1]	$-	$6,533,937	$-	$6,533,937

Government Bonds[1]	$-	$2,999,872	$-	$2,999,872

Municipal Bonds[1]	$-	$1,332,995	$-	$1,332,995

Total	$-	$10,866,804	$-	$10,866,804

Core

Common Stocks[1]	$8,406,693	$-	$-	$8,406,693

Corporate Bonds[1]	$-	$2,905,529	$-	$2,905,529

Government Bonds[1]	$-	$2,028,602	$-	$2,028,602

Municipal Bonds[1]	$-	$438,038	$-	$438,038

Total	$8,406,693	$5,372,169	$-	$13,778,862

Global High Income

Common Stocks

Communications	$626,295	$-	$-	$626,295

Consumer Discretionary	156,820	-	-	156,820

Energy	841,299	-	-	841,299

Financials	222,500	176,856	-	399,356

Health Care	378,024	-	-	378,024

Industrials	-	308,882	-	308,882

Materials	427,850	-	-	427,850

Technology	837,539	-	-	837,539

Total Common Stocks	$3,490,327	$485,738	$-	$3,976,065

Corporate Bonds[1]	$-	$2,508,532	$-	$2,508,532

Government Bonds[1]	$-	$2,611,989	$-	$2,611,989

Municipal Bonds[1]	$-	$292,530	$-	$292,530

Warrants[1]	$-	$-	$-	$-

Total	$3,490,327	$5,898,789	$-	$9,389,116

Growth

Common Stocks[1]	$38,251,611	$-	$-	$38,251,611

Total	$38,251,611	$-	$-	$38,251,611

International

Common Stocks

Communications	$4,096,000	$-	$-	$4,096,000

Consumer Discretionary	$10,803,470	$799,141	$-	$11,602,611

Consumer Staples	$5,837,300	$-	$-	$5,837,300

Energy	$1,755,944	$-	$-	$1,755,944

Financials	$5,196,100	$-	$-	$5,196,100

Health Care	$6,437,984	$936,940	$-	$7,374,924

Materials	$3,970,044	$-	$-	$3,970,044

Technology	$14,420,573	$6,958,858	$-	$21,379,431

Total	$52,517,415	$8,694,939	$-	$61,212,354

During the period ended May 31, 2019, no Fund had transfers between Level 1, Level 2, or Level 3.

[1]	See Schedule of Investments for industry breakout.

52	May 31, 2019	Semi-Annual Report

Notes to Financial Statements (continued)

Investment concentration:

The Funds may have deposits of cash with the custodian from time to time for one or more reasons. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015 – 2017) or expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2018, the reclassification of capital accounts were as follows:

	Growth	International

Distributable earnings	$(6,464)	$(5,482)

Paid-in capital	$6,464	$5,482

These reclassifications were due to the treatment of foreign currencies, expiring capital loss carryforwards, and investments in real estate investment trusts (REITs) and partnerships.

Distributions to shareowners:

For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareowners from net investment income are payable annually, typically by the end of the year. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

Recent accounting pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 “Disclosure Update and Simplification”, funds are no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended November 30, 2017, has been adjusted for this change in the Statement of Changes in Net Assets.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Semi-Annual Report	May 31, 2019	53

Notes to Financial Statements (continued)

NOTE 4 – Transactions with Affiliated Persons

Under contracts approved annually by the Trust’s independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser a base Investment Advisory and Administrative Services Fee of 0.50% of average net assets per annum, payable monthly for each of the Funds. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

•

For each month in which the Fund’s total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund’s average daily net assets for the preceding year.

•	If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of ..20%.

For the period ended May 31, 2019, due to the performance adjustment the Advisory Fee amounts charged or reduced in addition to the Base Fee were as follows:

	Base Fees	Performance Fee	Adviser Fee

Short-Term Bond	$26,244	$-	$26,244

Bond Income	29,961	(108)	29,853

Core	32,267	7,535	39,802

Global High Income	23,782	9,271	33,053

Growth	95,833	36,421	132,254

International	$165,825	$64,071	$229,896

The adviser has undertaken to limit expenses through March 31, 2020 of Sextant Short-Term Bond Fund to 0.60%, Sextant Bond Income Fund to 0.65%, and Sextant Global High Income to 0.75%. For the period ended May 31, 2019, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement

Short-Term Bond	$26,244	$(14,070)	$-

Bond Income	29,853	(11,351)	-

Core	39,802	-	-

Global High Income	33,053	(15,856)	-

Growth	132,254	-	-

International	$229,896	$-	$-
In accordance with the expense limitation noted above, for the period ended May 31, 2019, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of 0.25% of the average net assets of the Funds. On June 2, 2017, 12b-1 fees were terminated for all Funds except Sextant Growth Investor Shares and Sextant International Investor Shares.

During the fiscal year ended May 31, 2019, the Trust paid SBS the following amounts:

Distribution (12b-1) Fees

Short-Term Bond	n/a

Bond Income	n/a

Core	n/a

Global High Income	n/a

Growth Investor Shares (SSGFX)	$4,791

Growth Z Shares (SGZFX)	n/a

International Investor Shares (SSIFX)	$54,582

International Z Shares (SIFZX)	n/a

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the period ended May 31, 2019, the Funds incurred the following amounts:

Retirement plan custodial fees

Short-Term Bond	$1,768

Bond Income	1,444

Core	1,479

Global High Income	803

Growth Investor Shares (SSGFX)	7

Growth Z Shares (SGZFX)	3,481

International Investor Shares (SSIFX)	7

International Z Shares (SIFZX)	$2,097

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the period ended May 31, 2019, the Trust incurred compensation expenses of $17,000 which is included in $35,206 of total expenses for the independent Trustees. The Sextant Funds paid $26,199 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the period ended May 31, 2019, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Short-Term Bond	$1,310

Bond Income	1,251

Core	1,672

Global High Income	1,420

Growth	5,385

International	$7,987

On May 31, 2019, the trustees, officers, and their affiliates as a group owned 35.08%, 27.72%, 44.88%, 53.57%, 0.10%, 19.01%, 0.00%, and 29.86% of the outstanding shares of Short-Term Bond Fund, Bond Income Fund, Core Fund, Global High Income Fund, Growth Fund Investor Shares, Growth Fund Z Shares, International Fund Investor Shares, and International Fund Z Shares, respectively.

54	May 31, 2019	Semi-Annual Report

Notes to Financial Statements (continued)

NOTE 5 – Distributions to Shareowners

The tax characteristics of distributions paid during the period ended May 31, 2019, and and the fiscal year ended November 30, 2018, were as follows:

	Period ended May 31, 2019	Year ended Nov. 30, 2018

Short-Term Bond Fund

Ordinary income	$91,708	$145,570

Long-term capital gain[1]	-	4,622

Bond Income Fund

Ordinary income	161,963	309,851

Core Fund

Ordinary income	179,879	166,943

Global High Income Fund

Ordinary income	311,447	253,597

Growth Fund

Ordinary income	181,466	290,653

Long-term capital gain[1]	1,640,415	1,777,473

International Fund

Ordinary income	627,004	643,299

Long-term capital gain[1]	$3,899,440	$4,631,191

[1]	Long-Term Capital Gain dividend designated at 20% rate pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2019 was as follows:

	Short-Term Bond	Bond Income

Cost of investments	$10,133,267	$10,482,444

Gross tax unrealized appreciation	72,882	418,240

Gross tax unrealized depreciation	(50,566)	(33,880)

Net tax unrealized appreciation (depreciation)	$22,316	$384,360

	Core	Global High Income

Cost of investments	$11,823,509	$8,962,855

Gross tax unrealized appreciation	2,064,409	767,115

Gross tax unrealized depreciation	(109,056)	(340,854)

Net tax unrealized appreciation (depreciation)	$1,955,353	$426,261

	Growth	International

Cost of investments	$20,331,592	$29,365,284

Gross tax unrealized appreciation	18,313,747	33,304,493

Gross tax unrealized depreciation	(393,728)	(1,457,423)

Net tax unrealized appreciation (depreciation)	$17,920,019	$31,847,070

As of November 30, 2018, components of distributable earnings on a tax basis were as follows:

Short-Term Bond

Undistributed ordinary income	$2,871

Tax accumulated earnings	2,871

Accumulated capital losses	(16,794)

Unrealized depreciation	(199,275)

Total accumulated earnings	$(213,198)

Bond Income

Undistributed ordinary income	$26

Tax accumulated earnings	26

Accumulated capital losses	(46,167)

Unrealized depreciation	(181,766)

Total accumulated earnings	$(227,907)

Core

Undistributed ordinary income	$175,481

Tax accumulated earnings	175,481

Accumulated capital losses	(23,538)

Unrealized appreciation	1,822,846

Other unrealized losses	(2)

Total accumulated earnings	$1,974,787

Global High Income

Undistributed ordinary income	$311,375

Tax accumulated earnings	311,375

Accumulated capital losses	(32,326)

Unrealized appreciation	400,022

Other unrealized losses	(680)

Total accumulated earnings	$678,391

Growth

Undistributed ordinary income	$175,267

Accumulated capital gains	1,640,036

Tax accumulated earnings	1,815,303

Unrealized appreciation	16,450,930

Total accumulated earnings	$18,266,233

International

Undistributed ordinary income	$621,093

Accumulated capital gains	3,899,325

Tax accumulated earnings	4,520,418

Unrealized appreciation	27,870,753

Other unrealized losses	(393)

Total accumulated earnings	$32,390,778

Semi-Annual Report	May 31, 2019	55

Notes to Financial Statements (continued)

As of November 30, 2018, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Short-Term Bond

Long-term loss carryforward	$16,794	Unlimited

	$16,794

Bond Income

Long-term loss carryforward	$46,167	Unlimited

	$46,167

Core

Short-term loss carryforward	$23,538	Unlimited

	$23,538

Global High Income

Short-term loss carryforward	$3	Unlimited

Long-term loss carryforward	$32,323	Unlimited

	$32,326

NOTE 7 – Investments

Investment transactions other than short-term investments for the period ended May 31, 2019, were as follows:

	Purchases	Sales

Short-Term Bond	$1,254,172	$1,193,668

Bond Income	748,680	962,961

Core	2,452,217	1,434,851

Global High Income	3,169,717	2,045,767

Growth	2,632,021	4,074,071

International	$-	$4,245,000

NOTE 8 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. Such reductions for the period year ended May 31, 2019, were as follows:

Custodian Fee Credits

Short-Term Bond	$185

Bond Income	188

Core	244

Global High Income	381

Growth	690

International	$2,033

NOTE 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

56	May 31, 2019	Semi-Annual Report

Expenses

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (such as this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2018, to May 31, 2019).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (December 1, 2018)	Ending Account Value (May 31, 2019)	Expenses Paid During Period[1]	Annualized Expense Ratio

Short-Term Bond Fund	$1,000	$1,029.10	$3.05	0.60%

Hypothetical (5% return before expenses)	1,000	1,021.93	3.04	0.60%

Bond Income Fund	1,000	1,071.20	3.31	0.64%

Hypothetical (5% return before expenses)	1,000	1,021.73	3.23	0.64%

Core Fund	1,000	1,032.50	4.37	0.86%

Hypothetical (5% return before expenses)	1,000	1,020.63	4.34	0.86%

Global High Income Fund	1,000	1,029.30	3.81	0.75%

Hypothetical (5% return before expenses)	1,000	1,021.18	3.79	0.75%

Growth Fund Investor Shares	1,000	1,039.70	6.00	1.18%

Hypothetical (5% return before expenses)	1,000	1,019.05	5.94	1.18%

Growth Fund Z Shares	1,000	1,041.60	4.41	0.87%

Hypothetical (5% return before expenses)	1,000	1,020.61	4.36	0.87%

International Fund Investor Shares	1,000	1,115.70	5.91	1.12%

Hypothetical (5% return before expenses)	1,000	1,019.35	5.64	1.12%

International Fund Z Shares	1,000	1,117.60	4.64	0.88%

Hypothetical (5% return before expenses)	$1,000	$1,020.55	$4.42	0.88%

[1]

Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of December 1, 2018, through May 31, 2019), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

May 31, 2019	Semi-Annual Report	57

Availability of Portfolio Information

(1)	The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2)	The Funds’ Forms N-Q are available on the SEC’s website at www. sec.gov and at www.sextantfunds.com.

(3)

The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4)	The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www. sextantfunds.com.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

58	May 31, 2019	Semi-Annual Report

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www. sextantfunds.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.sextantfunds.com; and (c) on the SEC’s website at www.sec.gov.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

May 31, 2019	Semi-Annual Report	59

1300 North State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Saturna Sustainable Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Saturna Sustainable Funds at info@saturna.com.

Beginning on January 2, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Saturna Sustainable Funds at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

SATURNA
SUSTAINABLE FUNDS

Semi-Annual Report

May 31, 2019

Performance Summary (as of June 30, 2019)

Average Annual Returns (before any taxes paid by shareowners)
					Expense Ratio[1]

	1 Year	3 Year	5 Year	10 Year	Gross	Net

Sustainable Equity Fund (SEEFX)	10.76%	12.87%	n/a	n/a	1.27%	0.75%

S&P Global 1200 Index	6.96%	12.57%	7.27%	11.29%	n/a	n/a

Sustainable Bond Fund (SEBFX)	3.58%	2.31%	n/a	n/a	0.77%	0.65%

FTSE WorldBIG Index	5.85%	1.76%	1.24%	2.75%	n/a	n/a

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.saturnasustainable.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

A note about risk: Please see Notes to Financial Statements beginning on page 19 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

A Fund’s 30-Day Yield, sometimes referred to as “standardized yield” or “SEC yield,” is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund’s investment income rate, but may not equal the actual income distribution rate.

[1]

By regulation, expense ratios shown in these tables are as stated in the Funds’ most recent Prospectus, dated March 27, 2019, and incorporate results for the fiscal year ended November 30, 2018. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds’ most recent fiscal period. Saturna Capital, the Fund’s adviser, has voluntarily capped actual expenses of the Sustainable Equity Fund at 0.75% and actual expenses of the Sustainable Bond Fund at 0.65% through March 31, 2020.

The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world’s equity markets. The FTSE WorldBIG Index is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. Investors cannot invest directly in the indices.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with sustainable principles. This limits opportunities and may affect performance.

(photo omitted)

On the cover: Vogelsang Peak in

Yosemite National Park, Photo by

Elizabeth Alm.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Saturna Sustainable Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.saturnasustainable.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	May 31, 2019	Semi-Annual Report

Fellow Shareowners:

At May 31, 2018, assets of the two Funds reached $36.14 million up from $32.53 million the previous May. The following pages provide details of the assets and operations of the two Funds.

Markets swung with abandon during the year, as euphoria melting to caution brought volatility and doubt. Emerging markets, led by China, suffered as the dollar surged and trade battles commenced. Wars were mostly fought with money, not arms. Global prices for carbon fuels (coal, oil, gas) are weak, as US shale production surges and demand softens. Lower taxes and interest rates are stimulating high employment, especially in technology, while the global supply chain is being rattled by trade revamps. While it’s impossible to predict the future, we believe our portfolios are well-positioned for positive or negative economic developments given our focus on low debt, cash generative, high quality companies led by excellent management teams. We believe such characteristics are defensive in the event of a downturn, while the low debt focus should also be an advantage in the event economies gain momentum.

Saturna Sustainable Funds seek sustainable investments with low risks in areas of the environment, social responsibility, and governance (ESG).

The 1960s and the 1990s were decades of nearly uninterrupted economic growth and the 2010s are now looking to stake their longevity claim. The last time the economy contracted for two consecutive quarters (the standard definition of a recession) was in the first two quarters of 2009, and current conditions appear buoyant. Despite record low unemployment rates, inflation remains subdued, while corporate profitability and consumer confidence are robust.

The trend toward adoption of ESG and sustainable investing strategies continued as more firms added products labeled to appeal to thoughtful investors. Upon closer inspection, however, a high profile blow-up revealed that not all products labeled as ESG or “fossil-fuel free” actually were (one fund claimed “fossil-fuel free” but owned refineries while any S&P 500 Index fund or ETF likely owns both oil producers and refiners, along with weapons manufacturers).

At this point, the greatest risk to continued economic buoyancy appears to be trade friction, a development that could spin out of control or be contained rather easily with greater flexibility. Economic policies can and do change frequently.

An extraordinary era of low interest rates fueled upward moves in economies and markets. The US economy is in a “goldilocks” phase, with employment for those who want it, and little need for more government stimulus. We must be vigilant in the coming months for signs of a recession – we believe a riskier period looms ahead.

May 31, 2019	Semi-Annual Report	3

Morningstar Awards Saturna Sustainable Funds Top Sustainability Ratings

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

We are pleased to note that as of May 31, 2019, Saturna Sustainable Equity Fund ranked in the fifth percentile of 718 funds in the World Large Stock category, earning the top “Five Globe” Sustainability Rating. Morningstar did not issue a Sustainability Rating for the Saturna Sustainable Bond Fund for the period.

Going forward, Saturna’s values-based approach to investing seeks to provide firsthand insight into the risk mitigation dimensions of sustainable investing. We stand ready to serve you in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital.

Respectfully,

(photo omitted)

Jane Carten,

President

(photo omitted)

Gary Goldfogel,

Independent Board Chairman

Saturna Sustainable Funds Portfolio Management

(photo omitted)	Jane Carten MBA Saturna Sustainable Equity Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Saturna Sustainable Bond Fund Portfolio Manager

(photo omitted)	Nicholas Kaiser MBA, CFA® Saturna Sustainable Equity Fund Deputy Portfolio Manager	(photo omitted)	Elizabeth Alm CFA® Saturna Sustainable Bond Fund Deputy Portfolio Manager

4	May 31, 2019	Semi-Annual Report

Morningstar Sustainability Rating™ & Carbon Metrics™

At Saturna Capital, we have long described ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar partners with leading ESG research firm Sustainalytics to publish the Morningstar Sustainability Rating™ and Carbon Metrics™. Here are Saturna Sustainable Equity Fund’s fiscal period-end results (Saturna Sustainable Bond Fund was not rated for the period).

Saturna Sustainable Equity Fund

As of May 31, 2019

Ø Ø Ø Ø Ø

Ranked in 5th percentile among 718 World Large Stock Funds

As of March 31, 2019

The Morningstar Sustainability Rating, Low Carbon designation, Carbon Risk Score, and Fossil Fuel Involvement % are not based on fund performance and are not equivalent to the Morningstar Rating (“Star Rating”).

© 2019 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Rating is as of May 31, 2019. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio are managing their environmental, social, and governance (“ESG”) risks and opportunities relative to the fund’s Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund’s rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe.

A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date.

Saturna Sustainable Equity Fund was rated on 91% of Assets Under Management.

% Rank in Category is the fund’s percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Morningstar Carbon Metrics are as of March 31, 2019. Morningstar carbon metrics are asset-weighted portfolio calculations based on their Sustainalytics subsidiary’s carbon-risk research. Based on two of these metrics – Carbon Risk Score and Fossil Fund Involvement % – funds may receive the Low Carbon designation, which allows investors to easily identify low-carbon funds within the global universe.

The portfolio Carbon Risk Score is a number between 0 and 100 (a lower score is better). A portfolio’s Carbon Risk Score is the asset-weighted sum of the carbon risk scores of its holdings, averaged over the trailing 12 months. The carbon risk of a company is Sustainalytics’ evaluation of the degree to which a firm’s activities and products are aligned with the transition to a low-carbon economy. The assessmemt includes carbon intensity, fossil fuel involvement, stranded assets exposure, mitigation strategies, and green product solutions.

Fossil Fuel Involvement % is the portfolio’s asset-weighted percentage exposure to fossil fuels, averaged over the trailing 12 months. Companies with fossil fuel involment are defined as these in the following subindustries: Thermal Coal Extraction, Thermal Coal Power Generation, Oil & Gas Production, Oil & Gas Power Generation, and Oil and Gas Products and Services.

To receive the Low Carbon designation a fund must have Carbon Risk Score below 10 and a Fossil Fuel Involvement % of less than 7% of assets. For these metrics to be calculated, at least 67% of a portfolio’s assets must be covered by Sustainalytics company carbon-risk research. All Morningstar carbon metrices are calculated quarterly.

Saturna Sustainable Equity Fund was rated on 90% of Assets Under Management.

The Funds’ portfolios are actively managed and are subject to change, which may result in different Morningstar Sustainability Ratings and Carbon Metrics over time.

May 31, 2019	Semi-Annual Report	5

Saturna Sustainable Equity Fund: Performance Summary

Average Annual Returns as of May 31, 2019

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sustainable Equity Fund (SEEFX)[2]	3.98%	n/a	n/a	1.27%

S&P Global 1200 Index	0.19%	6.28%	10.50%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the Standard & Poor’s Global 1200 Index, a global stock market index covering nearly 70% of the world’s equity markets. The graph shows that an investment in the Fund would have risen to $12,452 versus $13,179 in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 27, 2019, and incorporates results for the fiscal year ended November 30, 2018, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Operations commenced on March 27, 2015.

Fund Objective

The objective of the Sustainable Equity Fund is capital appreciation.

Top 10 Holdings

% of Total Net Assets

Adobe Inc.	4.7%

Dassault Systemes ADR	3.8%

Mastercard, Class A	3.6%

Church & Dwight	3.1%

Microsoft	3.1%

Apple	3.0%

Unilever	2.8%

Home Depot	2.8%

Accenture, Class A	2.8%

Toronto-Dominion Bank	2.6%

Portfolio Diversification

% of Total Net Assets

Household Products	10.0%	∎
Application Software	8.5%	∎
Home Products Stores	4.0%	∎
Specialty Apparel Stores	4.0%	∎
IT Services	3.7%	∎
Consumer Finance	3.6%	∎
Infrastructure Software	3.1%	∎
Life Insurance	3.1%	∎
Automobiles	3.0%	∎

Communications Equipment	3.0%	∎

Semiconductor Devices	3.0%	∎

Banks	2.6%	∎

Specialty Chemicals	2.6%	∎

Medical Equipment	2.5%	∎

Industries < 2.5%	34.6%	∎

Other assets (net of liabilities)	8.7%	∎

6	May 31, 2019	Semi-Annual Report

Saturna Sustainable Equity Fund: Schedule of Investments	As of May 31, 2019

Common Stocks – 91.3%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Cable & Satellite

MultiChoice Group[2]	200	$1,106	$1,665	South Africa	0.0%	[3]

Entertainment Content

Walt Disney Company	500	53,704	66,020	United States	1.2%

Internet Media

Naspers ADR	1,000	57,214	44,970	South Africa	0.8%

Telecom Carriers

Telekomunikasi Indonesia ADR	2,000	65,178	53,940	Indonesia	0.9%

		177,202	166,595		2.9%

Consumer Discretionary

Apparel, Footwear & Accessory Design

adidas ADR	800	93,431	114,292	Germany[4]	2.0%

Automobiles

Subaru ADR	5,000	69,810	57,650	Japan	1.0%

Toyota Motor ADR	1,000	107,633	117,580	Japan	2.0%

		177,443	175,230		3.0%

E-Commerce Discretionary

Amazon.com[2]	60	103,132	106,504	United States	1.8%

Home Products Stores

Home Depot	850	100,842	161,373	United States	2.8%

Lowe’s	750	80,222	69,960	United States	1.2%

		181,064	231,333		4.0%

Other Commercial Services

Ecolab	723	82,096	133,097	United States	2.3%

Restaurants

Starbucks	1,713	102,502	130,291	United States	2.2%

Specialty Apparel Stores

Industria de Diseno Textil	3,000	92,121	79,914	Spain	1.4%

TJX Companies	3,000	103,932	150,870	United States	2.6%

		196,053	230,784		4.0%

Toys & Games

Hasbro	600	56,958	57,084	United States	1.0%

		992,679	1,178,615		20.3%

Consumer Staples

Food & Drug Stores

Clicks Group ADR	1,500	38,630	38,752	South Africa	0.7%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2019	Semi-Annual Report	7

Saturna Sustainable Equity Fund: Schedule of Investments	As of May 31, 2019

Common Stocks – 91.3%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Consumer Staples (continued)

Household Products

Church & Dwight	2,400	$104,866	$178,584	United States	3.1%

Kimberly-Clark de Mexico, Class A	13,000	22,070	23,448	Mexico	0.4%

L’Oreal ADR	2,200	98,743	117,722	United States[4]	2.0%

Reckitt Benckiser Group ADR	6,250	100,292	100,875	United Kingdom	1.7%

Unilever	2,700	116,609	162,324	Netherlands	2.8%

		442,580	582,953		10.0%

Packaged Food

Nestle ADR	1,000	86,610	99,160	Switzerland	1.7%

		567,820	720,865		12.4%

Energy

Renewable Energy Equipment

Siemens Gamesa Renewable Energy	3,500	51,922	54,147	Spain	0.9%

Vestas Wind Systems	900	65,551	73,089	Denmark	1.3%

		117,473	127,236		2.2%

Financials

Banks

Toronto-Dominion Bank	2,800	131,011	153,020	Canada	2.6%

Consumer Finance

Mastercard, Class A	824	74,155	207,228	United States	3.6%

Diversified Banks

Banco Santander ADR	10,081	50,683	43,651	Spain	0.7%

Islamic Banking

BIMB Holdings	104,800	107,265	115,399	Malaysia	2.0%

Life Insurance

AIA Group	11,600	67,861	108,959	Hong Kong	1.9%

Aviva PLC ADR	7,000	93,166	72,170	United States	1.2%

		161,027	181,129		3.1%

P&C Insurance

Chubb	700	77,224	102,249	Switzerland	1.8%

		601,365	802,676		13.8%

Health Care

Health Care Facilities

Ramsay Health Care	2,308	103,089	111,375	Australia	1.9%

Large Pharma

Novo Nordisk ADR	1,569	86,408	74,057	Denmark	1.3%

Medical Equipment

Koninklijke Philips ADR	3,588	101,701	142,157	Netherlands	2.5%

		291,198	327,589		5.7%

Continued on next page.

8	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund: Schedule of Investments	As of May 31, 2019

Common Stocks – 91.3%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Industrials

Commercial and Residential Building Equipment

Legrand	700	$39,602	$46,939	France	0.8%

Electrical Components

TE Connectivity	351	22,755	29,565	Switzerland	0.5%

Electrical Power Equipment

Siemens ADR	1,000	66,086	56,760	Germany	1.0%

Rubber & Plastic

Hartalega Holdings	80,000	63,885	99,335	Malaysia	1.7%

		192,328	232,599		4.0%

Materials

Precious Metal Mining

Barrick Gold	3,064	48,731	38,055	Canada	0.6%

Specialty Chemicals

Johnson Matthey	2,031	86,775	79,109	United Kingdom	1.4%

Koninklijke DSM	600	62,437	67,142	Netherlands	1.2%

		149,212	146,251		2.6%

		197,943	184,306		3.2%

Technology

Application Software

Adobe Systems[2]	1,000	108,410	270,900	United States	4.7%

Dassault Systemes ADR	1,506	119,029	223,370	France	3.8%

		227,439	494,270		8.5%

Communications Equipment

Apple	1,000	113,474	175,070	United States	3.0%

Electronics Components

Murata Manufacturing	3,000	133,698	127,917	Japan	2.2%

Information Services

Wolters Kluwer	1,000	46,595	69,589	Netherlands	1.2%

Infrastructure Software

Microsoft	1,438	62,724	177,852	United States	3.1%

IT Services

Accenture, Class A	900	89,878	160,263	Ireland	2.8%

CGI Group, Class A2	750	48,570	54,645	Canada	0.9%

		138,448	214,908		3.7%

Semiconductor Devices

NXP Semiconductors	1,300	127,836	114,608	Netherlands	2.0%

STMicroelectronics	3,800	84,537	57,152	Switzerland	1.0%

		212,373	171,760		3.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2019	Semi-Annual Report	9

Saturna Sustainable Equity Fund: Schedule of Investments	As of May 31, 2019

Common Stocks – 91.3%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Technology (continued)

Semiconductor Manufacturing

Taiwan Semiconductor ADR	3,250	$78,323	$124,637	Taiwan	2.1%

		1,013,074	1,556,003		26.8%

Total investments		$4,151,082	5,296,484		91.3%

Other assets (net of liabilities)			505,695		8.7%

Total net assets			$5,802,179		100.0%

[1]	Country of domicile unless otherwise indication
[2]	Non-income producing security
[3]	Less than 0.05%
[4]	Denotes a country of primary exposure

ADR: American Depositary Receipt

Countries

Weightings shown are a percentage of total net assets.

10	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund

Statement of Assets and Liabilities

As of May 31, 2019

Assets

Investments in securities, at value (Cost $4,151,082)	$5,296,484

Cash	482,402

Dividends receivable	19,488

Receivable from adviser	3,457

Prepaid expenses	845

Receivable for security sales	129

Total assets	5,802,805

Liabilities

Accrued retirement plan custodial fees	424

Accrued Chief Compliance Officer expenses	202

Total liabilities	626

Net assets	$5,802,179

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$4,880,414

Total distributable earnings	921,765

Net assets applicable to Fund shares outstanding	$5,802,179

Fund shares outstanding	477,792

Net asset value, offering, and redemption price per share	$12.14

Statement of Operations

Period ended May 31, 2019

Investment income

Dividend income (net of foreign tax of $6,966)	$54,428

Total investment income	54,428

Expenses

Investment adviser fees	18,293

Filing and registration fees	18,278

Audit fees	3,666

Printing and postage	1,296

Chief Compliance Officer expenses	892

Trustee fees	873

Retirement plan custodial fees	596

Other expenses	446

Custodian fees	347

Legal fees	314

Total gross expenses	45,001

Less adviser fees waived	(23,462)

Less custodian fee credits	(327)

Net expenses	21,212

Net investment income	$33,216

Net realized gain from investments and foreign currency	$33,209

Net increase in unrealized appreciation on investments and foreign currency	279,437

Net gain on investments and foreign currency	$312,646

Net increase in net assets resulting from operations	$345,862

The accompanying notes are an integral part of these financial statements.	May 31, 2019	Semi-Annual Report	11

Saturna Sustainable Equity Fund

Statements of Changes of Net Assets	Period ended May 31, 2019	Year ended November 30, 2018

Increase in net assets from operations

From operations

Net investment income	$33,216	$45,439

Net realized gain (loss) on investment and foreign currency	33,209	(24,490)

Net increase in unrealized appreciation on investments and foreign currencies	279,437	23,969

Net increase in net assets resulting from operations	345,862	44,918

Distributions to shareowners	(46,186)	(40,318)

Capital share transactions

Proceeds from sales of shares	332,493	1,036,069

Value of shares issued in reinvestment of dividends	46,187	40,318

Cost of shares redeemed	(534,331)	(407,062)

Total capital share transactions	(155,651)	669,325

Total increase in net assets	144,025	673,925

Net assets

Beginning of year	5,658,154	4,984,229

End of year	$5,802,179	$5,658,154

Shares of the Fund sold and redeemed

Number of shares sold	27,881	87,399

Number of shares issued in reinvestment of dividends	4,325	3,500

Number of shares redeemed	(46,073)	(34,886)

Net increase (decrease) in number of shares outstanding	(13,867)	56,013

Financial Highlights	Period endedA	For year ended November 30,			Period endedA

Selected data per share of outstanding capital stock throughout each period:	May 31, 2019	2018	2017	2016	Nov. 30, 2015

Net asset value at beginning of period	$11.51	$11.44	$9.43	$9.73	$10.00

Income from investment operations

Net investment income	0.06	0.09	0.09	0.06	0.02

Net gains (losses) on securities (both realized & unrealized)	0.67	0.07	1.97	(0.36)	(0.28)

Total from investment operations	0.73	0.16	2.06	(0.30)	(0.26)

Less distributions

Dividends (from net investment income)	(0.10)	(0.09)	(0.05)	-	(0.01)

Total distributions	(0.10)	(0.09)	(0.05)	-	(0.01)

Net asset value at end of period	$12.14	$11.51	$11.44	$9.43	$9.73

Total returnB	6.42%	1.39%	22.01%	(3.08)%	(2.60)%

Ratios / supplemental data

Net assets ($000), end of period	$5,802	$5,658	$4,984	$3,343	$3,423

Ratio of expenses to average net assets

Before fee waiversC	1.60%	1.27%	1.48%	1.65%	1.23%

After fee waiversC	0.77%	0.76%	0.88%	1.00%	1.00%

After fee waivers and custodian fee creditsC	0.75%	0.75%	0.86%	0.99%	0.99%

Ratio of net investment income after fee waivers and custodian fee credits to average net assetsC	1.18%	0.82%	0.95%	0.67%	0.29%

Portfolio turnover rateB	5%	8%	12%	48%	53%

A	Operations commenced on March 27, 2015
B	Not annualized for periods of less than one year
C	Annualized for periods of less than on year

12	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Performance Summary

Average Annual Returns as of May 31, 2019

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sustainable Bond Fund (SEBFX)[2]	1.80%	n/a	n/a	0.77%

FTSE WorldBIG Index	3.30%	0.93%	2.56%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the FTSE WorldBIG® Bond Index, a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The graph shows that an investment in the Fund would have risen to $10,673 versus rising to $11,053 in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 27, 2019, and incorporates results for the fiscal year ended November 30, 2018, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Operations commenced March 27, 2015.

Fund Objective

The objectives of the Sustainable Bond Fund are current income and capital preservation.

Top 10 Holdings

% of Total Net Assets

United States Treasury Bond (4.50% due 05/15/2038)	6.6%

First Abu Dhabi Bank (3.00% due 03/30/2022)	4.1%

Lincoln National (4.643% due 02/12/2047)	4.1%

Koninklijke DSM (1.00% due 04/09/2025)	3.9%

Telus (3.20% due 04/05/2021)	3.7%

Telecom Italia (7.175% due 06/18/2019)	3.3%

KFW (2.00% due 11/30/2021)	3.3%

Nokia (3.375% due 06/12/2022)	3.3%

Mexico Bonos Desarrollo (6.50% due 06/10/2021)	3.3%

Iron Mountain (5.75% due 08/15/2024)	3.3%

Portfolio Diversification

% of Total Net Assets

Financials	27.2%	∎
Government Bonds	24.0%	∎
Communications	10.4%	∎
Consumer Discretionary	9.5%	∎
Technology	6.5%	∎
Health Care	6.3%	∎
Materials	3.9%	∎
Energy	2.9%	∎
Consumer Staples	1.1%	∎
Industrials	0.8%	∎
Other assets (net of liabilities)	7.4%	∎

May 31, 2019	Semi-Annual Report	13

Saturna Sustainable Bond Fund: Schedule of Investments	As of May 31, 2019

Corporate Bonds – 68.6%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Communications

America Movil[2]	6.00% due 06/09/2019	MXN 15,00,000	$764,360	Mexico	2.5%

Telecom Italia	7.175% due 06/18/2019	$1,000,000	1,001,250	Luxembourg	3.3%

Telus	3.20% due 04/05/2021	CAD 1,500,000	1,129,606	Canada	3.7%

Vodafone Group	4.375% due 03/16/2021	250,000	257,249	United Kingdom	0.9%

			3,152,465		10.4%

Consumer Discretionary

Barry Callebaut[3]	5.50% due 06/15/2023	500,000	535,392	Belgium	1.8%

Barry Callebaut[2]	5.50% due 06/15/2023	500,000	535,391	Belgium	1.8%

BMW US Capital	2.75% due 12/02/2019	AUD 200,000	139,432	Germany	0.5%

Danone[3]	2.077% due 11/02/2021	500,000	493,460	France	1.6%

Starbucks	2.45% due 06/15/2026	500,000	483,034	United States	1.6%

Toyota Motor Credit	2.75% due 02/05/2028	202,000	200,466	Japan	0.6%

Toyota Motor Credit	3.00% due 03/20/2030	500,000	491,492	Japan	1.6%

			2,878,667		9.5%

Consumer Staples

Nestle Holdings	2.75% due 04/15/2020	NOK 3,000,000	346,250	Switzerland	1.1%

			346,250		1.1%

Energy

NextEra Energy Capital (3 month LIBOR plus 2.35%)[4]	4.73588% due 06/15/2067	1,050,000	881,974	United States	2.9%

			881,974		2.9%

Financials

AXA[2]	5.125% due 01/17/2047	500,000	508,532	France	1.7%

Bank of Nova Scotia[5]	4.65% due PERP	300,000	279,000	Canada	0.9%

Canadian Imperial Bank	3.42% due 01/26/2026	CAD 1,150,000	866,040	Canada	2.9%

EMIRATES NBD PJSC[2]	6.00% due 10/08/2019	NZD 750,000	495,481	United Arab Emirates	1.6%

First Abu Dhabi Bank[2]	3.00% due 03/30/2022	1,250,000	1,252,006	United Arab Emirates	4.1%

Hanmi Financial[6]	5.45% due 03/30/2027	500,000	512,562	United States	1.7%

Hartford Financial Services Group (3 month LIBOR 2.125%) [3,4]	4.643% due 02/12/2047	1,000,000	880,000	United States	2.9%

Iron Mountain	5.75% due 08/15/2024	1,000,000	992,020	United States	3.3%

Lincoln National[4]	4.63150% due 04/20/2067	1,600,000	1,248,000	United States	4.1%

Townebank Portsmouth VA7	4.50% due 07/30/2027	500,000	501,759	United States	1.6%

XLIT (3 month LIBOR plus 2.46%)[4]	5.05425% due PERP	750,000	721,875	Bermuda	2.4%

			8,257,275		27.2%

Health Care

NMC Health[2]	5.95% due 11/21/2023	500,000	520,690	United Arab Emirates	1.7%

Novartis Capital	1.80% due 02/14/2020	250,000	248,976	Switzerland	0.8%

Roche	2.875% due 09/29/2021	500,000	504,771	Switzerland	1.7%

TEVA Pharmaceuticals	2.80% due 07/21/2023	750,000	625,312	Netherlands	2.1%

			1,899,749		6.3%

Continued on next page.

14	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Schedule of Investments	As of May 31, 2019

Corporate Bonds – 68.6%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Industrials

Ingersoll-Rand	2.625% due 05/01/2020	$250,000	$249,685	Luxembourg	0.8%

			249,685		0.8%

Materials

Koninklijke DSM[2]	1.00% due 04/09/2025	EUR 1,000,000	1,166,792	Netherlands	3.9%

			1,166,792		3.9%

Technology

Apple[2]	2.65% due 06/10/2020	AUD 500,000	349,994	United States	1.1%

MSCI[3]	5.75% due 08/15/2025	600,000	625,380	United States	2.1%

Nokia	3.375% due 06/12/2022	1,000,000	995,000	Finland	3.3%

			1,970,374		6.5%

Total Corporate Bonds			$20,803,231		68.6%

Government Bonds – 24.0%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Banks

KFW	2.00% due 11/30/2021	$1,000,000	$1,000,593	Germany	3.3%

			1,000,593		3.3%

Foreign Government Bonds

Federal Republic of Brazil	12.50% due 01/05/2022	BRL 2,500,000	716,982	Brazil	2.3%

Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 200,000	993,145	Mexico	3.3%

			1,710,127		5.6%

US Treasury Bond

United States Treasury Bond	5.25% due 11/15/2028	500,000	632,481	United States	2.1%

United States Treasury Bond	4.50% due 05/15/2038	1,500,000	1,991,191	United States	6.6%

United States Treasury Bond	3.375% due 11/15/2048	450,000	524,004	United States	1.7%

			3,147,676		10.4%

US Treasury Notes

United States Treasury Note	2.50% due 05/31/2020	500,000	501,211	United States	1.7%

United States Treasury Note	3.625% due 02/15/2021	900,000	924,047	United States	3.0%

			1,425,258		4.7%

Total Government Bonds			$7,283,654		24.0%

Total investments	(Cost = $28,904,384)		$28,086,885		92.6%

Other assets (net of liabilities)			2,260,281		7.4%

Total net assets			$30,347,166		100.0%

[1]	Country of risk
[2]

Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2019, the aggregate value of these securities was $5,593,247 representing 18.4% of net assets.

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2019	Semi-Annual Report	15

Saturna Sustainable Bond Fund: Schedule of Investments	As of May 31, 2019

[3]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2019, the net value of these securities was $2,534,231 representing 8.4% of net assets.

[4]	Variable rate security. The interest rate represents the rate in effect at May 31, 2019 and resets periodically based on the parenthetically disclosed reference rate and spread.
[5]	Bank of Nova Scotia is a fixed to float bond and has a fixed rate until 10/12/2022. The interest rate represents the rate in effect at May 31, 2019.
[6]	Hanmi Financial is a fixed to float bond and has a fixed rate until 03/30/2022. The interest rate represents the rate in effect at May 31, 2019.
[7]	Townebank Portsmouth VA is a fixed to float bond and has a fixed rate until 07/30/2022. The interest rate represents the rate in effect at May 31, 2019.

Countries

Weightings shown are a percentage of total net assets.

Bond Quality Diversification

% of Total Net Assets

Rated “AAA”	18.4%	∎
Rated “AA+”	1.1%	∎
Rated “AA”	1.7%	∎
Rated “AA-”	8.2%	∎
Rated “A+”	0.5%	∎
Rated “A-”	11.3%	∎
Rated “BBB+”	11.9%	∎
Rated “BBB”	10.7%	∎
Rated “BBB-”	7.4%	∎
Rated “BB+”	10.4%	∎
Rated “BB”	2.1%	∎
Rated “BB-”	2.3%	∎
Rated “B”	3.3%	∎

Not rated	3.3%	∎

Other assets (net of liabilities)	7.4%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the credit worthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

16	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund

Statement of Assets and Liabilities

As of May 31, 2019

Assets

Investments in securities, at value (Cost $28,904,384)	$28,086,885

Cash	1,949,015

Interest receivable	329,309

Prepaid expenses	19,186

Receivable for Fund shares sold	13,261

Total assets	30,397,656

Liabilities

Payable for Fund shares redeemed	31,220

Accrued advisory fees	9,180

Distributions payable	8,784

Accrued Chief Compliance Officer expenses	1,030

Accrued retirement plan custodial fees	276

Total liabilities	50,490

Net assets	$30,347,166

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$31,240,819

Total distributable earnings	(893,653)

Net assets applicable to Fund shares outstanding	$30,347,166

Fund shares outstanding	3,164,173

Net asset value, offering, and redemption price per share	$9.59

Statement of Operations

Period ended May 31, 2019

Investment income

Interest income	$561,746

Total investment income	561,746

Expenses

Investment adviser fees	82,282

Filing and registration fees	12,157

Audit fees	10,731

Chief Compliance Officer expenses	3,836

Trustee fees	2,602

Printing and postage	2,359

Custodian fees	1,607

Other expenses	1,101

Legal fees	915

Retirement plan custodial fees	386

Total gross expenses	117,976

Less adviser fees waived	(18,789)

Less custodian fee credits	(1,488)

Net expenses	97,699

Net investment income	$464,047

Net realized loss from investments and foreign currency	$(64,292)

Net decrease in unrealized depreciation on investments and foreign currency	696,738

Net gain on investments	$632,446

Net increase in net assets resulting from operations	$1,096,493

The accompanying notes are an integral part of these financial statements.	May 31, 2019	Semi-Annual Report	17

Saturna Sustainable Bond Fund

Statements of Changes in Net Assets	Period ended May 31, 2019	Year ended November 30, 2018

Increase (decrease) in net assets from operations

From operations

Net investment income	$464,047	$821,787

Net realized loss on investment	(64,292)	(88,078)

Net increase (decrease) in unrealized appreciation	696,738	(1,499,785)

Net increase (decrease) in net assets	1,096,493	(766,076)

Distributions to shareowners	(454,409)	(722,566)

Capital share transactions

Proceeds from sales of shares	5,215,764	14,807,636

Value of shares issued in reinvestment of dividends	402,454	637,199

Cost of shares redeemed	(7,559,696)	(4,289,584)

Total capital share transactions	(1,941,478)	11,155,251

Total increase (decrease) in net assets	(1,299,394)	9,666,609

Net assets

Beginning of year	31,646,560	21,979,951

End of year	$30,347,166	$31,646,560

Shares of the Fund sold and redeemed

Number of shares sold	548,980	1,517,615

Number of shares issued in reinvestment of dividends	42,266	65,470

Number of shares redeemed	(797,749)	(438,446)

Net increase (decrease) in number of shares outstanding	(206,503)	1,144,639

Financial Highlights	Period endedA	Year ended November 30,			Period endedA

Selected data per share of outstanding capital stock throughout each period:	May 31, 2019	2018	2017	2016	Nov. 30, 2015

Net asset value at beginning of period	$9.39	$9.87	$9.65	$9.75	$10.00

Income from investment operations

Net investment income	0.14	0.26	0.27	0.24	0.12

Net gains (losses) on securities (both realized and unrealized)	0.20	(0.48)	0.23	(0.10)	(0.25)

Total from investment operations	0.34	(0.22)	0.50	0.14	(0.13)

Less distributions

Dividends (from net investment income)	(0.14)	(0.26)	(0.27)	(0.24)	(0.12)

Capital gains distribution	-	-	(0.01)	-	-

Total distributions	(0.14)	(0.26)	(0.28)	(0.24)	(0.12)

Net asset value at end of period	$9.59	$9.39	$9.87	$9.65	$9.75

Total returnB	3.69%	(2.29)%	5.28%	1.37%	(1.29	)%B

Ratios / supplemental data

Net assets ($000), end of period	$30,347	$31,647	$21,980	$8,639	$6,885

Ratio of expenses to average net assets

Before fee waiversC	0.79%	0.77%	0.92%	1.17%	1.02%

After fee waiversC	0.66%	0.66%	0.75%	0.89%	0.90%

After fee waivers and custodian fee creditsC	0.65%	0.65%	0.74%	0.89%	0.89%

Ratio of net investment income after fee waivers custodian fee credits to average net assetsC	3.10%	2.99%	2.82%	2.46%	1.92%

Portfolio turnover rateB	25%	25%	14%	46%	4%

A	Operations commenced on March 27, 2015
B	Not annualized for periods of less than one year
C	Annualized for periods of less than on year

18	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date, two of which are covered by this annual report: Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the “Funds”). The Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, and the Idaho Tax-Exempt Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund commenced operations on March 27, 2015.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Investment risks:

Saturna Sustainable Equity and Saturna Sustainable Bond Funds: The value of each Fund’s shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Ratings are dependent upon the associated ESG risks that are most pertinent to the sector in which an issuer operates. The ratings process associated with sustainable and responsible investing reduces the investable universe for each Fund, which limits opportunities and may increase the risk of loss during market declines. The adviser believes that sustainable investing may mitigate security-specific risk, but there is no guarantee that the securities favored by our investment process will perform better and may perform worse than those that are not favored.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, establishment of currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers, and smaller companies tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Saturna Sustainable Bond Fund: The risks inherent in the Saturna Sustainable Bond Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

The Fund may invest a portion of its assets in securities issued by government sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Banks in the US. Foreign governments also sponsor similar entities, which may promote activities such as low-cost housing or alternative energy. The Fund may also invest in the issues of regional, state, and local governments. The terms of such issues can be complex, and there can be no assurance that a government entity will support such enterprises that encounter financial difficulty.

Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments as expected. High-yield bonds may have low or no ratings, and may be considered “junk bonds.”

Bond investments, especially mortgage-backed and asset-backed securities, are subject to the risk that borrowers will prepay the principal more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life, and price of the securities.

NOTE 2 – Unaudited Information

The information in this interim report has not been subjected to independent audit.

NOTE 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality,

May 31, 2019	Semi-Annual Report	19

Notes to Financial Statements (continued)

type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers’ acceptances, and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Sustainable Equity Fund

Common Stocks

Communications	$166,595	$-	$-	$166,595

Consumer Discretionary	1,098,701	79,914	-	$1,178,615

Consumer Staples	697,417	23,448	-	$720,865

Energy	-	127,236	-	$127,236

Financials	578,318	224,358	-	$802,676

Health Care	216,214	111,375	-	$327,589

Industrials	86,325	146,274	-	$232,599

Materials	38,055	146,251	-	$184,306

Technology	1,358,497	197,506	-	$1,556,003

Total Assets	$4,240,122	$1,056,362	$-	$5,296,484

Sustainable Bond Fund

Corporate Bonds[1]	$-	$20,803,231	$-	$20,803,231

Government Bonds[1]	$-	$7,283,654	$-	$7,283,654

Total Assets	$-	$28,086,885	$-	$28,086,885

[1]	See Schedule of Investments for industry breakout.

During the period ended May 31, 2019, no Fund had transfers between Level 1, Level 2, or Level 3.

20	May 31, 2019	Semi-Annual Report

Notes to Financial Statements (continued)

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 20 is a summary of the inputs used as of May 31, 2019, in valuing the Funds’ investments carried at fair value.

Investment concentration:

The Funds may have deposits of cash with the custodian from time to time for one or more reasons. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016-2018) or expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2018, the reclassification of capital accounts were as follows:

	Equity Fund	Bond Fund

Distributable earnings	$-	$2,041

Paid-in capital	$-	$(2,041)

These reclassifications were due to treatment of foreign currencies, re-designation of distributions, and investments in real estate investment trusts (REITs).

Distributions to shareowners:

For the Sustainable Bond Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. Sustainable Equity Fund pays income dividends annually, typically by the end of the year. As a result of its investment strategy, the Saturna Sustainable Equity Fund may not pay income dividends. For both Funds, distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

May 31, 2019	Semi-Annual Report	21

Notes to Financial Statements (continued)

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

NOTE 4 – Transactions with Affiliated Persons

Under contracts approved annually by the Trust’s independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser an Investment Advisory and Administrative Services Fee of 0.65% for the Sustainable Equity Fund and 0.55% for the Sustainable Bond Fund of average net assets per annum, payable monthly. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The Adviser has voluntarily undertaken to limit expenses of the Sustainable Equity Fund to 0.75% and the Sustainable Bond Fund to 0.65% through March 31, 2020. For the period ended May 31, 2019, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement

Sustainable Equity	$18,293	$(18,293)	$(5,169)

Sustainable Bond	$82,282	$(18,789)	$-

In accordance with the expense limitation noted above, for the period ended May 31, 2019, Saturna Capital waived a portion of the advisory fees of the Sustainable Equity Fund and Sustainable Bond Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On December 19, 2014, the Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. On June 2, 2017, 12b-1 fees were terminated for both Saturna Sustainable Funds.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the period ended May 31, 2019, the Funds incurred the following amounts:

Retirement plan custodial fees

Sustainable Equity	$596

Sustainable Bond	$386

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the period ended May 31, 2019, the Trust incurred compensation expenses of $17,000 which is included in $32,456 of total expenses for the independent Trustees. The Saturna Sustainable Funds paid $6,226 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the period ended May 31, 2019, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Sustainable Equity	$892

Sustainable Bond	$3,836

On May 31, 2019, the trustees, officers, and their affiliates as a group owned 52.05% and 12.04% of the outstanding shares of Sustainable Equity Fund and Sustainable Bond Fund, respectively.

NOTE 5 – Distributions to Shareowners

The tax characteristics of distributions paid for the period ended May 31, 2019, and the fiscal year ended November 30, 2018 were as follows:

	Period ended May 31, 2019	Year ended November 30, 2018

Sustainable Equity Fund

Ordinary income	$46,186	$40,318

Sustainable Bond Fund

Ordinary income	$454,409	$722,566

[1]	Long-term capital gain dividend designated at 20% rate pursuant to Section 852(b)(3) of the Internal Revenue Code.

22	May 31, 2019	Semi-Annual Report

Notes to Financial Statements (continued)

NOTE 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes on May 31, 2019, was as follows:

	Sustainable Equity	Sustainable Bond

Cost of investments	$4,151,082	$28,904,384

Gross tax unrealized appreciation	$1,318,316	$254,470

Gross tax unrealized depreciation	$(172,914)	$(1,071,969)

Net tax unrealized appreciation (depreciation)	$1,145,402	$(817,499)

As of November 30, 2018, components of distributable earnings on a tax basis were as follows:

Sustainable Equity

Undistributed ordinary income	$40,520

Tax accumulated earnings	40,520

Accumulated capital losses	(284,394)

Unrealized appreciation	866,045

Other unrealized losses	(82)

Total accumulated earnings	622,089

Sustainable Bond

Accumulated capital losses	(19,458)

Unrealized depreciation	(1,512,733)

Other unrealized losses	(3,546)

Total accumulated earnings	(1,535,737)

On November 30, 2018, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Equity Fund

Short-term loss carryforward	$275,790	Unlimited

Long-term loss carryforward	$8,604	Unlimitied

	$284,394

	Carryforward	Expiration

Bond Fund

Short-term loss carryforward	$16,739	Unlimited

Long-term loss carryforward	$2,719	Unlimitied

	$19,458

NOTE 7 – Investments

Investment transactions other than short-term investments for the period ended May 31, 2019, were as follows:

	Purchases	Sales

Sustainable Equity	$241,866	$462,563

Sustainable Bond	$7,261,593	$10,105,319

NOTE 8 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. Such reductions for the period ended May 31, 2019, were as follows:

Custodian Fee Credits

Sustainable Equity	$327

Sustainable Bond	$1,488

NOTE 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

May 31, 2019	Semi-Annual Report	23

Expenses

All mutual funds have operating expenses. As a Saturna Sustainable Fund shareowner, you incur ongoing costs, including management fees and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Saturna Sustainable Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2018 to May 31, 2019).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Saturna Sustainable Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Saturna Sustainable Funds do not assess any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2018]	Ending Account Value [May 31, 2019]	Expenses Paid During Period	Annualized Expense Ratio

Sustainable Equity Fund (SEEFX), Actual	$1,000.00	$1,064.20	$3.88	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.80	0.75%

Sustainable Bond Fund (SEBFX), Actual	$1,000.00	$1,036.90	$3.32	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.29	0.65%

Expenses are equal to annualized expense ratios indicated above (based on the most recent fiscal period of December 1, 2018, through May 31, 2019) multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

24	May 31, 2019	Semi-Annual Report

Availability of Portfolio Information

(1)	The Saturna Sustainable Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2)	The Funds’ Forms N-Q are available on the SEC’s website at www. sec.gov and at www.saturnasustainable.com.

(3)

The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4)	The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.saturnasustainable.com.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www. saturnasustainable.com; and (c) on the SEC’s website at www. sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.saturnasustainable.com; and (c) on the SEC’s website at www.sec.gov.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

May 31, 2019	Semi-Annual Report	25

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26	May 31, 2019	Semi-Annual Report

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May 31, 2019	Semi-Annual Report	27

www.saturnasustainable.com

1300 North State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Saturna Sustainable Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Idaho Tax-Exempt Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Idaho Tax-Exempt Fund at info@saturna.com.

Beginning on January 2, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Idaho Tax-Exempt Fund at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

IDAHO TAX-EXEMPT FUND

Semi-Annual Report

May 31, 2019

Performance Summary (as of June 30, 2019)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio

Idaho Tax-Exempt Fund	5.80%	1.74%	2.56%	3.21%	3.36%	0.68%	[1]

S&P Idaho Municipal Bond Index	6.42%	2.61%	3.99%	5.29%	n/a	n/a

“Muni Single State Intermediate” Category Average[2]	5.25%	1.56%	2.58%	3.49%	3.46%	0.96%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial advisor, visit www.idahotaxexemptfund.com, or call toll free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

A note about risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus or summary prospectus.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 27, 2019, and incorporates results for the fiscal year ended November 30, 2018. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]

Source: Morningstar June 30, 2019. Morningstar, Inc. is an independent fund performance monitor. Category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Category average expense ratios are determined by Morningstar from prospectus level data reported by funds in the category.

2	May 31, 2019	Semi-Annual Report

Fellow Shareowners:

Idaho is thriving. Broad economic opportunities, record low unemployment (2.7%), affordable housing, strong personal income, nation leading home price appreciation, a balanced tax structure, abundant outdoor attractions, and a burgeoning tech sector all contribute to Idaho’s booming population growth. Idaho has the 10th highest percentage of vacation homes in the US and the highest percentage in the Pacific Northwest according to Bloomberg Pursuits. SmartAsset ranked Idaho fourth best in the nation for Best Places for The Middle Class in 2018. Remarkably, state tax payers are as healthy as the state’s finances.

Idaho state total gross domestic product surpassed $77 billion for the first time in 2018, a 6.3% increase. State reserve funds grew 15%. Total revenues for governmental activities exceeded total expenditures for governmental activities by $1 billion. The unassigned general fund balance (for discretionary use) ended the year at $801 million, up 15%. Idaho’s combined net position (a useful indicator of whether the financial position of the state is improving or deteriorating) grew $803 million or 6%. Idaho also improved pension funding (plan fiduciary net position as a % total pension liabilities) to 82.5%.

With improving economic conditions and strong revenue growth, the legislature increased appropriations for education, cut taxes for most individuals and businesses providing nearly $142 million in tax relief, and approved the largest cut in state regulations in history. These actions add to the attractiveness of one of the nation’s most economically competitive states. There is not much the state of Idaho is getting wrong these days. The point of this highlight reel is to emphasize that Idaho learned the lessons of 2008 and is better prepared than most other states to successfully endure whatever the next economic calamity happens to be.

Low US unemployment, a firm US Dollar, and modest US inflation do not normally signal US monetary policy easing. However, the uncertainty of the US China trade dispute and its depressing impact on global economic growth and inflation has now overwhelmed the US Federal Reserve’s drive to normalize US interest rates. In 2018, slowing global growth and falling US inflation expectations tightened US monetary conditions, causing a full percent decline in US yields. With US bond yields already in decline, and with Europe and China readying new rounds of monetary policy easing, the Fed may be unable to resist matching their easing moves.

As global growth softens, a US recession remains at the forefront of the minds of US investors. Despite recent slowdowns in US housing, automobiles, and manufacturing sectors, the US economy continues to grow, albeit slowly. In a stabilizing sign for the US economy, the yield spread between 10-year and 30-year US Treasurys has widened from 0.10% to 0.50% over the last year. With quantitative easing and lower short-term rates on standby in case of a US economic slowdown, market conditions are supportive for fixed-income asset prices. Diminished US municipal yields remain some of the most attractive in a world with $13 trillion of negative yielding sovereign and corporate bonds destroying investors’ capital. US rates appear to have room to fall further in the coming years, boosting municipal bond returns in the process.

Respectfully,

(photo omitted)

Jane Carten,

President

(photo omitted)

Phelps McIlvaine,

Vice President, Portfolio Manager

May 31, 2019	Semi-Annual Report	3

Performance Summary

Average Annual Returns (as of May 31, 2019)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Idaho Tax-Exempt Fund	5.25%	2.43%	3.07%	0.68%

S&P Idaho Municipal Bond Index	5.97%	3.92%	5.18%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2008, to an identical amount invested in the Standard & Poor’s Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $13,532 versus $16,576 in the S&P Idaho Municipal Bond Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio for the Fund shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 27, 2019, and incorporates results for the fiscal year ended November 30, 2018. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Top 10 Holdings

% of Total Net Assets

Teton Co, ID SCD #401 Driggs (4.00% due 09/15/2035)	4.2%

University of Idaho Revenue (5.00% due 04/01/2032)	3.6%

Canyon Co ID SCD #134 Middleton (4.00% due 09/15/2028)	3.3%

Idaho State Building Authority (5.00% due 09/01/2032)	3.2%

Idaho Bond Bank (4.00% due 09/15/2032)	3.2%

Nez Perce CO ISD #1 Lewiston (5.00% due 09/15/2029)	3.0%

Idaho Fish Wildlife Foundation Rev (5.00% due 12/01/2033)	2.9%

Ada & Canyon Cos ID JSD #2 Meridian (5.00% due 08/15/2032)	2.8%

Boise City Urban Renewal Lease Rev (5.00% due 12/15/2032)	2.6%

Twin Falls Co ID SCD #411 (4.25% due 09/15/2030)	2.5%

Portfolio Diversification

% of Total Net Assets

General Obligation	46.9%	∎
State Education	19.6%	∎
Real Estate	10.9%	∎
Financial Services	5.7%	∎
Pollution Control	2.5%	∎
Medical - Hospitals	2.3%	∎
Health Care Facilities	2.2%	∎
Water Supply	2.1%	∎
Transportation	1.6%	∎
Other assets (net of liabilities)	6.2%	∎

4	May 31, 2019	Semi-Annual Report

Schedule of Investments				As of May 31, 2019

Tax-Exempt Municipal Bonds - 93.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Financial Services

Idaho Bond Bank	4.00% due 09/15/2032	$405,000	$437,185	3.2%

Idaho Housing & Finance Rev	3.00% due 07/01/2036	335,000	333,704	2.5%

			770,889	5.7%

General Obligation

Ada & Canyon Cos ID JSD #2 Meridian	5.00% due 08/15/2032	325,000	384,384	2.8%

Ada & Canyon Cos ID JSD #3 Kuna	4.00% due 09/15/2027	100,000	117,504	0.9%

Adams & Washington Cos ID JSD #432	4.00% due 08/15/2019	100,000	100,522	0.7%

Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2031	200,000	221,400	1.6%

Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2029	250,000	277,342	2.0%

Bonneville Co ID SCD #91	4.00% due 09/15/2026	15,000	16,191	0.1%

Bonneville Co ID SCD #91	4.00% due 09/15/2026	35,000	37,809	0.3%

Bonneville Co ID SCD #91	3.75% due 09/15/2032	285,000	297,178	2.2%

Boundary County ID SCD #101	4.00% due 08/15/2021	240,000	241,291	1.8%

Canyon Co ID SCD #134 Middleton	4.00% due 09/15/2028	400,000	454,056	3.3%

Canyon Co ID SCD #135 Notus	3.25% due 09/15/2031	290,000	308,430	2.3%

Canyon Co ID SCD #135 Notus	3.25% due 09/15/2032	170,000	180,339	1.3%

Canyon Co ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	288,964	2.1%

Cariboo Franklin Bannock JSD #148	3.25% due 09/15/2035	300,000	318,894	2.3%

Cassia Oneida Twin Falls JSD #151	3.375% due 09/15/2034	160,000	166,147	1.2%

Kootenai Co ID SCD #271 PREREF	4.00% due 09/15/2025	40,000	43,109	0.3%

Kootenai Co ID SCD #271 UNREF	4.00% due 09/15/2025	125,000	134,916	1.0%

Kootenai Co ID SCD #273	4.00% due 08/15/2031	265,000	295,772	2.2%

Kootenai-Shoshone ID Area Libraries	4.25% due 08/01/2021	220,000	220,990	1.6%

Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2027	100,000	109,102	0.8%

Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2028	200,000	217,358	1.6%

Madison Co. Id. SDC #321	5.00% due 09/15/2035	250,000	302,378	2.2%

Teton Co, ID SCD #401 Driggs	4.00% due 09/15/2035	500,000	566,530	4.2%

Twin Falls Co ID SCD #411	4.00% due 09/15/2027	170,000	190,373	1.4%

Twin Falls Co ID SCD #411	4.25% due 09/15/2030	300,000	335,574	2.5%

Twin Falls Co ID SCD #411	4.75% due 09/15/2039	200,000	232,876	1.7%

Twin Falls Co ID SCD #411 Series A	4.25% due 09/15/2031	100,000	110,997	0.8%

Valley & Adams Cos ID JSD #421	3.00% due 08/01/2026	220,000	229,603	1.7%

			6,400,029	46.9%

Health Care Facilities

Idaho Health Faci Auth Hos Rev	5.00% due 12/01/2047	260,000	304,806	2.2%

			304,806	2.2%

Medical - Hospitals

Idaho Health Rev Trinity Health Grp	3.25% due 12/01/2028	300,000	317,991	2.3%

			317,991	2.3%

Pollution Control

Idaho Bond Bank	4.00% due 09/15/2033	135,000	152,797	1.1%

Idaho Bond Bank Authority	4.30% due 09/01/2022	20,000	20,043	0.2%

Idaho Bond Bank Authority	4.00% due 09/15/2032	130,000	147,619	1.1%

Idaho Bond Bank Authority, Undefeasement	4.125% due 09/15/2023	20,000	20,042	0.1%

			340,501	2.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	5

Schedule of Investments				As of May 31, 2019

Tax-Exempt Municipal Bonds - 93.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Real Estate

Boise City Urban Renewal Lease Rev	5.00% due 12/15/2032	$300,000	$349,911	2.6%

Idaho Fish Wildlife Foundation Rev	5.00% due 12/01/2033	320,000	393,277	2.9%

Idaho State Building Authority	5.00% due 09/01/2031	200,000	219,494	1.6%

Idaho State Building Authority	5.00% due 09/01/2032	400,000	438,460	3.2%

Post Falls ID LID SPA	5.00% due 05/01/2021	90,000	90,862	0.6%

			1,492,004	10.9%

State Education

Boise State University ID Revenue	5.00% due 04/01/2028	125,000	146,431	1.1%

Boise State University ID Revenue	5.00% due 04/01/2032	160,000	189,046	1.4%

Idaho State University	4.00% due 04/01/2027	170,000	191,933	1.4%

Idaho State University	4.00% due 04/01/2030	245,000	271,634	2.0%

Idaho State University Revenue	3.00% due 04/01/2031	250,000	259,313	1.9%

Idaho State University Revenue	3.00% due 04/01/2032	160,000	165,112	1.2%

Nez Perce CO ISD #1 Lewiston	5.00% due 09/15/2029	330,000	407,078	3.0%

North Idaho College Dormitory Rev	4.00% due 11/01/2030	285,000	314,421	2.3%

University of Idaho Revenue	5.00% due 04/01/2028	225,000	231,109	1.7%

University of Idaho Revenue	5.00% due 04/01/2032	455,000	492,706	3.6%

			2,668,783	19.6%

Transportation

Boise ID Airport Park Fac Rev	3.00% due 09/01/2028	210,000	214,498	1.6%

			214,498	1.6%

Water Supply

Payette Lakes Rec Wtr & Swr Rev	4.00% due 08/01/2034	255,000	279,908	2.1%

			279,908	2.1%

Total investments	(Cost $12,308,490)		12,789,409	93.8%

Other assets (net of liabilities)			844,249	6.2%

Total net assets			$13,633,658	100.0%

Bond Quality Diversification

% of Total Net Assets

Rated “AAA”	33.8%	∎
Rated “AA+”	22.3%	∎
Rated “AA”	8.5%	∎
Rated “AA-”	7.4%	∎
Rated “A+”	15.9%	∎
Rated “A”	4.9%	∎
Not rated	1.0%	∎
Other Assets (net of liabilities)	6.2%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

6	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

As of May 31, 2019

Assets

Investments in securities, at value (Cost $12,308,490)	$12,789,409

Cash	729,586

Interest receivable	124,154

Prepaid expenses	3,319

Insurance reserve premium	801

Total assets	13,647,269

Liabilities

Accrued advisory fees	5,728

Distributions payable	4,551

Payable for fund shares redeemed	2,939

Accrued Chief Compliance Officer expenses	352

Accrued retirement plan custodial fees	41

Total liabilities	13,611

Net assets	$13,633,658

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$13,241,556

Total distributable earnings	392,102

Net assets applicable to Fund shares outstanding	$13,633,658

Fund shares outstanding	2,481,344

Net asset value, offering and redemption price per share	$5.49

Statement of Operations

Period ended May 31, 2019

Investment income

Interest income	$185,504

Total investment income	185,504

Expenses

Investment adviser fees	33,263

Audit fees	2,587

Chief Compliance Officer expenses	1,980

Trustee fees	1,608

Filing and registration fees	1,478

Transfer agent fees	918

Other expenses	778

Printing and postage	578

Legal fees	426

Custodian fees	286

Retirement plan custodial fees	50

Total gross expenses	43,952

Less transfer agent fees waived	(918)

Less custodian fee credits	(234)

Net expenses	42,800

Net investment income	$142,704

Net realized gain from investments	$15,727

Net increase in unrealized appreciation on investments	508,167

Net gain on investments	$523,894

Net increase in net assets resulting from operations	$666,598

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2019	7

Statement of Changes of Net Assets	Period ended May 31, 2019	Year ended November 30, 2018

Increase (decrease) in net assets from operations

From operations

Net investment income	$142,704	$361,335

Net realized gain (loss) on investment	15,727	(44,849)

Net increase (decrease) in unrealized appreciation	508,167	(232,107)

Net increase in net assets	666,598	84,379

Distributions to shareholders	(142,704)	(361,335)

Capital share transactions

Proceeds from sales of shares	501,240	3,147,317

Value of shares issued in reinvestment of dividends	113,999	300,919

Cost of shares redeemed	(1,059,793)	(7,091,173)

Total capital share transactions	(444,554)	(3,642,937)

Total increase (decrease) in net assets	79,340	(3,919,893)

Net assets

Beginning of period	13,554,318	17,474,211

End of period	$13,633,658	$13,554,318

Shares of the Fund sold and redeemed

Number of shares sold	92,966	591,416

Number of shares issued in reinvestment of dividends	21,072	56,625

Number of shares redeemed	(197,564)	(1,337,291)

Net decrease in number of shares outstanding	(83,526)	(689,250)

Financial Highlights	For period ended		For the year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2019	2018	2017	2016		2015		2014

Net asset value at beginning of period	$5.28	$5.37	$5.29	$5.48		$5.51		$5.36

Income from investment operations

Net investment income	0.06	0.12	0.13	0.14		0.15		0.16

Net gains (losses) on securities (both realized & unrealized)	0.21	(0.09)	0.08	(0.19)		(0.03)		0.15

Total from investment operations	0.27	0.03	0.21	(0.05)		0.12		0.31

Less distributions

Dividends (from net investment income)	(0.06)	(0.12)	(0.13)	(0.14)		(0.15)		(0.16)

Distributions (from capital gains)	-	-	-	0.00	A	0.00	A	0.00	A

Total distributions	(0.06)	(0.12)	(0.13)	(0.14)		(0.15)		(0.16)

Net asset value at end of period	$5.49	$5.28	$5.37	$5.29		$5.48		$5.51

Total returnB	5.09%	0.51%	3.90%	(0.95)%		2.21%		5.83%

Ratios / supplemental data

Net assets ($000), end of period	$13,634	$13,554	$17,474	$17,997		$17,420		$16,721

Ratio of expenses to average net assets

Before transfer agent fee waiver and custodian fee creditsC	0.66%	0.68%	0.67%	0.67%		0.67%		0.65%

After transfer agent fee waiverC	0.65%	0.67%	0.66%	0.66%		0.66%		0.63%

After transfer agent fee waiver and custodian fee creditsC	0.64%	0.67%	0.65%	0.65%		0.66%		0.63%

Ratio of net investment income after custodian credits to average net assetsC	2.15%	2.20%	2.33%	2.54%		2.66%		2.85%

Portfolio turnover rateB	2%	13%	20%	15%		7%		5%

A	Amount is less than $0.01
B	Not annualized for periods less than one year.
C	Annualized for percids less than one year.

8	May 31, 2019	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Note 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. In addition to Idaho Tax-Exempt Fund (the “Fund”), eight portfolios have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund (each, a “Fund”, and collectively, the “Funds”). The other eight portfolios are distributed through separate prospectuses and the results of those Funds are contained in separate reports.

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Investment risks:

The value of Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. The risks inherent in the Fund depend primarily on the terms and quality of the obligations in the Fund’s portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund’s income, ability to preserve capital, and liquidity would all be adversely affected.

Fund investments are susceptible to factors adversely affecting Idaho, such as political, economic, and financial trends unique to this relatively small state. Investing only in Idaho bonds means that the Fund’s investments are more concentrated than other mutual funds, and relatively few bond price changes may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities’ value is derived from the recipient’s ability to exclude interest payments from taxation.

Note 2 – Unaudited Information

The information in this interim report has not been subjected to independent audit.

Note 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Semi-Annual Report	May 31, 2019	9

Notes to Financial Statements (continued)

The following table is a summary of the inputs used as of May 31, 2019, in valuing the Fund’s investments carried at value.

Fair Value Inputs	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Municipal Bonds[1]	$-	$12,789,409	$-	$12,789,409

Total Assets	$-	$12,789,409	$-	$12,789,409

¹	See Schedule of Investments for industry breakout.

During the period ended May 31, 2019, the Fund had no transfers among Levels 1, 2, or 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Income taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax—exempt income dividends, and the requirements of the Idaho Department of Revenue for income dividends exempt from Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015 – 2017), or expected to be taken in the Fund’s 2018 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

As of May 31, 2019, there were no reclassifications to the capital accounts.

Distributions to shareowners:

The Fund’s dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Fund, at the net asset value on the payable date. Shareowners may elect to take distributions in cash if they total $10 or more.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted over the lives of the respective securities.

Recent accounting pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 “Disclosure Update and Simplification”, funds are no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended November 30, 2017, has been adjusted for this change in the Statement of Changes in Net Assets.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels

10	May 31, 2019	Semi-Annual Report

Notes to Financial Statements (continued)	(unaudited)

of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note 4 – Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 and reviewed annually by the Board of Trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund’s business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal period ended May 31, 2019, the Fund incurred advisory fee expenses of $33,263. Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as transfer agent for the Fund, for which it did not receive any compensation during the fiscal period ended May 31, 2019. Saturna Capital has voluntarily elected to waive the transfer agent fee through May 31, 2019, to reduce the Fund’s operating expenses. Such fees, had they been charged, would have totaled $918.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the fiscal period ended May 31, 2019, the Fund incurred retirement plan custodial fees of $50.

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and the president of Saturna Capital and Saturna Trust Company. She is not compensated by the Trust. For the fiscal year ended May 31, 2019, the Trust paid trustee compensation expenses of $17,000 which is included in the $32,456 of total expenses paid for the independent Trustees. The Fund’s allocation of these expenses was $2,781.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the period ended May 31, 2019, the Fund’s allocation of these expenses was $1,980.

On May 31, 2019, the trustees, officers, and their immediate families as a group directly or indirectly owned 17.44% of the outstanding shares of the Fund.

Note 5 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal periods ended May 31, 2019, and November 30, 2018, were as follows:

	May 31, 2019	November 30, 2018

Tax-exempt income	$142,704	$360,134

Taxable income	$-	$1,201

Note 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2019, were as follows:

Cost of investments	$12,308,490

Gross unrealized appreciation	$482,345

Gross unrealized depreciation	$(1,425)

Net unrealized appreciation	$480,920

As of November 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax exempt income	$3,051

Tax-exempt accumulated earnings	$3,051

Accumulated capital loss	$(107,595)

Unrealized appreciation	$(27,248)

Total accumulated earnings	$(131,792)

As of November 30, 2018, the Fund had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Short-term loss carryforward	$(56,781)	Unlimited

Long-term loss carryforward	$(50,814)	Unlimited

	$(107,595)

Note 7 – Investments

During the period ended May 31, 2019, the Fund purchased $298,483 of securities and sold/matured $1,012,441 of securities.

Note 8 – Custodian

Under the agreement in place with UMB Bank, custody fees are reduced by credits for cash balances. Such reduction for the period ended May 31, 2019, amounted to $234.

Note 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Semi-Annual Report	May 31, 2019	11

Expenses

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2018, to May 31, 2019).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the “Hypothetical” line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2018]	Ending Account Value [May 31, 2019]	Expenses Paid During Period[1]	Annualized Expense Ratio

Actual	$1,000.00	$1,050.90	$3.29	0.64%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.24	0.64%

[1]

Expenses are equal to Idaho Tax-Exempt Bond Fund’s annualized expense ratio of 0.67% (based on the most recent semi-annual period of December 1, 2018 through May 31, 2019) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

12	May 31, 2019	Semi-Annual Report

Except for this legend, this page has been left blank intentionally.

May 31, 2019	Semi-Annual Report	13

Availability of Portfolio Information

(1)	The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2)	The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and at www.idahotaxexemptfund.com.

(3)

The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

(4)	The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund’s website at www. idahotaxexemptfund.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund’s website at www.idahotaxexemptfund.com; and (c) on the SEC’s website at www.sec.gov.

14	May 31, 2019	Semi-Annual Report

Householding Policy

To reduce expenses, we may mail only one copy of the Fund’s prospectus, each annual and semi-annual report, and proxy statement when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

May 31, 2019	Semi-Annual Report	15

1300 North State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

Item 2. Code of Ethics

Registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions, which is included with this submission as Exhibit (a)(1) and posted on the Funds' Internet websites at www.sextantfunds.com, www.saturnasustainable.com, and www.idahotaxexemptfund.com. Requests may also be made via telephone at 1-800-728-8762, and will be processed within one business day of receiving such request.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) The Schedule of Investments is fully answered in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On June 4, 2019, Mrs. Jane Carten (President) and Mr. Christopher Fankhauser (Treasurer) reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Jane K. Carten, President
Signature and Title

Jane K. Carten, President
Printed name and Title

July 30, 2019
Date

Pursuant to the requirements of the Securities Exchange Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated.

By:

/s/ Jane K. Carten, President
Signature and Title

Jane K. Carten, President
Printed name and Title

July 30, 2019
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

July 30, 2019
Date